                                                                  EXHIBIT (c)(3)

Confidential

Presentation to:

The Independent Directors Committee
of the Board of Directors of Phoenix
Investment Partners, Ltd.


DISCUSSION MATERIALS



August 10, 2000

                                                                PROJECT GRISWOLD

                                  Disclaimer

CONFIDENTIAL MATERIALS PRESENTED TO THE INDEPENDENT DIRECTORS COMMITTEE OF THE BOARD OF DIRECTORS OF PHOENIX INVESTMENT PARTNERS, LTD. ("PXP" OR THE "COMPANY")

The following pages contain material provided to the Independent Directors Committee of the Board of Directors of PXP. The basic information utilized in preparing this study was obtained from PXP and public sources. Estimates and projections for PXP used herein have been prepared by PXP, or are from public sources, and were not prepared by Salomon Smith Barney. Such estimates and projections involve numerous and significant subjective determinations, which may or may not prove to be correct. No representation or warranty, express or implied, is made as to the accuracy or completeness of any information contained herein and nothing contained herein is, or shall be relied upon as, a promise or representation, whether as to the past or the future. Because this material was prepared for use in the context of an oral presentation to the Independent Directors Committee of the Board of Directors of PXP, which is familiar with the business and affairs of PXP, none of PXP or Salomon Smith Barney or any of their respective legal or financial advisors or accountants take any responsibility for the accuracy or completeness of any of the material contained herein if used by persons other than the Independent Directors Committee of the Board of Directors of PXP. Neither PXP nor Salomon Smith Barney undertakes any obligation to update or otherwise revise the accompanying materials. The materials contained herein supersede in their entirety any previous drafts of presentation materials relating to the subject matter hereof.

                                                                PROJECT GRISWOLD

Table of Contents


     1         INTRODUCTION

     2         BUSINESS OVERVIEW

     3         COMPARISON WITH PEERS

     4         VALUATION CONSIDERATIONS

               APPENDIX

                                                                PROJECT GRISWOLD

1  INTRODUCTION

                                                                PROJECT GRISWOLD

Introduction

     * On July 24/th/, 2000, Phoenix Home Life Mutual Insurance Company ("PHL") offered to purchase all of the outstanding shares of Phoenix Investment Partners, Ltd. ("PXP" or the "Company") for a cash price of $12.50 per share
          .    PHL is not interested in selling its interest in PXP
          .    PHL seeks an agreed transaction
          .    Stock has traded above $14.00 since that time

     *    Since that time, SSB has conducted due diligence
          .    PXP management
          .    PHL management
          .    PHL financial advisor

     *    Several important details of the offer have not yet been specified
          .    Form of transaction: Merger or tender offer
          .    Acceptance threshold
          .    Mechanics for convertible securities/options

     * This presentation will assist the Independent Directors Committee's evaluation of PHL's initial offer
          .    Review of PXP
          .    Comparison with selected peers
          .    Alternative valuation methodologies
          .    Salomon Smith Barney's view of the adequacy of PHL's initial offer

     Phoenix Home Life Mutual Insurance Company is seeking to take Phoenix Investment Partners private.

                                                                PROJECT GRISWOLD

Summary of Initial Proposal

ITEM                                        OFFER TERMS                               COMMENTS
Transaction                                 PHL to purchase all of the outstanding   Based on discussion with Morgan Stanley, PHL
                                            shares of common stock of PXP that it    also intends:
                                            does not currently own (18.0 million     (i)  to purchase 5.1 million shares underlying
                                            shares).                                      debentures it does not own, and
                                                                                     (ii) to "cash out" all options (approximately
                                                                                          8.3 million in total.)

Price Per Share                             $12.50                                   --

Value of Shares to be Purchased             $225 Million                             $323 Million /(a)/

Form of Consideration                       100% Cash                                To be financed internally

Offer Price / 2000 Earnings/(b)/            16.4x

Firm Value as a Multiple of/(b)(c)/:
 As % of AUM                                 1.5%
 LTM Revenues                                3.0x
 LTM EBITDA                                  8.0

Premium to Market:
 Closing Price, 7/24 ($10.81)               15.6%
 52-Week High, 7/10 ($12.06)                 3.6
 One-Week Prior to Offer, 7/17 ($11.25)     11.1
 Four-Weeks Prior to Offer, 6/26 ($9.69)    29.0

___________________________________

(a) Reflects the conversion of all options and convertibles using the treasury method.

(b) Assumes conversion of convertible debt and exercise of all options. Adjusted for Seneca minority interest.

(c) Adjusted for Engemann liability.

                                                                PROJECT GRISWOLD

Phoenix Home Life - Buy-in Rationale

     STRATEGIC RATIONALE - BASED ON CONVERSATIONS WITH PHL MANAGEMENT

     *    PHL is redefining its business model towards wealth management
          .    PXP is an integral component of PHL's wealth management strategy:
               Life, Annuities, Asset Management
          . Divestiture of non-core lines: Group L&H, Life Reinsurance, P&C Distribution, Real Estate Management

     * As a wholly-owned subsidiary of PHL, PXP will have additional operating flexibility
          .    Increased flexibility to pursue additional acquisition
               opportunities (reduced leverage constraints)
          .    Enhanced ability to sell variable annuity product

     *    Full ownership of PXP may improve PHL's pending IPO valuation
          .    Increase relative contribution of asset management segment earnings (valued at a higher multiple than insurance earnings)
          .    Reduce complexity of PHL IPO story
          .    Increasing importance of variable annuities in a demutualized environment

     *    Utilize PHL available capital/excess debt capacity
          .    No issuance required
          .    Eliminate sharing of PHL guarantee with PXP shareholders
          .    Offset PXP leverage constraints

     * PXP public ownership, which provided currency for acquisitions and management compensation, is less important

                                                                PROJECT GRISWOLD

          .    Public valuation limited negative impact on statutory capital:
               Contemplated transaction has minimal impact on PHL risk-based capital ratios
          . Pending IPO, supplemented by phantom equity plan for PXP, reduces PXP's need for a publicly-traded currency

                                                                PROJECT GRISWOLD

2    BUSINESS OVERVIEW

                                                                PROJECT GRISWOLD

Overview

  BACKGROUND

  * Phoenix Investment Partners was formed in 1995 through the merger of Phoenix Securities Group (a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company, "PHL") and Duff & Phelps Corporation

    . PHL owns approximately 60% of PXP (50% assuming exercise of all options and convertibles)

  * PXP's operating structure allows its eight investment partners to focus on research and investments. As of 6/30/00, the Company had almost $61 billion in AUM (including approximately $10 billion from PHL), declining from $65 billion at 12/31/99.

    .  Sales / marketing and back-office functions are largely centralized

                                                                 PXP
          ---------------------------------------------------------------------------------------------------
          Institutional                                                                        Private Client
                                                             Alternative                           Group
          7 Salespeople,                                  Financial Products
          Chicago based                                                                        37 Salespeople,
                                                                                               Hartford based

   PIC /(1)/       Aberdeen /(2)/     Goodwin     Hollister     Oakhurst    Duff & Phelps       Engemann     Zweig      Seneca /(3)/
  $17.5 B AUM      $0.8 B AUM       $3.2 B AUM   $1.3 B AUM    $3.8 B AUM     $9.6 B AUM      $11.8 B AUM  $2.9 B AUM   $10.9 B AUM

Source: Company Data, SEC Filings

(1) Includes PHL AUM
(2) Subadvised for Aberdeen via PIC and Duff & Phelps
(3) Approximately 75% owned

6/30/00 AUM: $60.8

Equity:                   49%

Balanced:                 17%

Fixed Income:             33%

Money Market:              1%


Retail:                   52%

Institutional:            48%


Domestic:                 99%

International:             1%

                                                                PROJECT GRISWOLD


Description of PXP's Investment Partners

                                 PHOENIX INV.   DUFF &                             ROGER
                                   COUNSEL      PHELPS           SENECA            ENGEMANN              ZWEIG
Date Acquired                         ---       4Q 1995          1Q 1997            2Q 1997              1Q 1999

AUM Detail
6/30 AUM                         $   25.7 B      $  9.6 B       $  10.9 B        $  11.8 B           $   2.9 B
     % of Total                      42.3 %        15.8 %          17.9 %           19.4 %               4.7 %
     Growth vs. 6/99                  7.1         (20.1) /(1)/     60.4             32.9               (22.8)

Client Mix
   Open-End Funds                      39 %           2 %             0 %             16 %                43 %
   Managed Accounts                     0             7               8               84                   0
   Closed-end Funds                     0            33               0                0                  48
   Separate Accounts/(2)/              26            58              92                0                   8
   General Accounts                    35             0               0                0                   0

Asset Mix
   Fixed Income                        40 %          43 %            52 %              0 %                 0 %
   Equity                              35            18              48               95                  93
   Balanced                            23            39               0                5                   0
   Money Market                         1             0               0                0                   7

Brands                          Aberdeen,       Duff & Phelps      Seneca         Engemann               Zweig
                                Goodwin,
                                Hollister,
                              Oakhurst, PIC
Revenue Detail
12/99 Revenues                   $   88.9 M      $ 48.0 M       $  36.7 M        $  59.7 M           $  26.9 M /(3)/
     % of Total                      34.2 %        18.4 %          14.1 %           22.9 %              10.3 %
     Growth vs. 98                    8.2 %        10.1 %          45.6 %           32.1 %             (16.1)% /(4)/

Other Data
Employees                              48            65              63               86                  44
Portfolio Managers                     15             8               7                3                   3
Research Analysts                      11            11               9                6                   5

(1) Excludes impact of sale of Cleveland office.
(2) Includes Alternative Financial Products, Aberdeen Funds and Edge (Variable) products.
(3) Based upon 10 months ended December 31, 1999.
(4) CAGR based upon quarterly growth from 9/30/99 to 6/30/00.

PXP has a diversified investment organization.

                                                                PROJECT GRISWOLD

Business Model

     Distribution Strategy         Mutual Funds        Managed Accounts         Closed End Funds         Separate Accounts
     Intermediated
     -------------
     ---------------------------------------------------------------------------------------------------------------------
             Banks                        X
     ---------------------------------------------------------------------------------------------------------------------
             Broker Dealers               X                      X                        X
     ---------------------------------------------------------------------------------------------------------------------
             401(k)                       X
     ---------------------------------------------------------------------------------------------------------------------
             RIAs                         X                      X
     ---------------------------------------------------------------------------------------------------------------------
             Supermarkets                 X
     ---------------------------------------------------------------------------------------------------------------------
     Direct                                                                                                       X
     ------
     ---------------------------------------------------------------------------------------------------------------------

     Branding Strategy             *    9 distinct brands under Phoenix overlay

     Product Diversity             *    98 Mutual Funds

                                   *    Multiple Styles

                                   *    11 Managed Account product offerings

                                   *    Separate Accounts

     Geographic Focus              *    Distribution - U.S. Domestic

                                   *    Asset Classes - U.S. Domestic

     Primary Marketing Focus       *    Managed Accounts

                                   *    Alternative Financial Products

                                                                PROJECT GRISWOLD

AUM Breakdown at June 30, 2000

     CLIENT BREAKDOWN: 100% = $61 B               ASSET ALLOCATION: 100% = $61 B

             [PIECHART]                                      [PIECHART]

                                %      B $                          %       B $

     CBOs                       3%    $ 1.7       Fixed Income     33%     $20.1
     PHL General               15%    $ 9.0       Money Market      1%     $ 0.5
     PHL Associated             1%    $ 0.7       Balanced         17%     $10.2
     Variable                   6%    $ 3.7       Equity           49%     $29.9
     Open-ended  Mutual Funds  22%    $13.3
     Aberdeen/(1)/              1%    $ 0.8
     Managed Accounts          19%    $11.5
     Institutional Accounts    26%    $15.6
     Closed-End Funds           7%    $ 4.5

     GEOGRAPHIC ASSET BREAKDOWN: 100% = $61 B     EQUITY STYLE: 100% = $30 B

              [PIECHART]                                    [PIECHART]

                                 %     B $                           %      B $

     Int'l                       1%   $ 0.9       Blend            25%    $ 7.6
     DOMESTIC                   99%   $60.0       Growth           31%    $ 9.2
                                                  Int'l             3%    $ 0.9
                                                  Other             2%    $ 0.3
                                                  Value            40%    $11.9

Source: Company data

(1) Includes $0.5 million of Aberdeen Retail and $0.3 million of Aberdeen Institutional

PXP exhibits broad client and product diversity.

The Company's equity products offer broad diversity.

                                                                PROJECT GRISWOLD

AUM Growth by Product

     TOTAL AUM
     ($ in billions)

                                    [GRAPH]

     PERCENT OF TOTAL AUM

                                                                                                                    CAGR
                                 12/31/96        12/31/97      12/31/98     12/31/99           6/30/00            12/96-6/30
                                 --------        --------      --------     --------           -------            ----------
        Open-End Mutual Funds      33.6 %          28.0 %        26.9 %       28.0 %             28.9 %             13.4 %
        Managed Accounts            0.7            12.0          13.7         16.1               18.9               33.6/(1)/
        Closed-End Funds            8.9             7.2           6.6          7.1                7.5               12.8
        Institutional Accounts     36.5            34.8          36.4         34.8               28.9               10.9
        PHL                        20.4            18.0          16.4         14.0               15.9               10.3
                                 --------        --------      --------     --------           -------            ----------
                                  100.0 %         100.0 %       100.0 %      100.0 %            100.0 %             18.4 %
                                 ========        ========      ========     ========           =======            ==========
        Memo: Structured Products
              as % of Total:                        0.0 %         0.5 %        2.0 %              2.8 %            249.5 %/(1)/

Source: SEC Filings, Company Data
N.B. Institutional accounts include structured products.
/(1)/ CAGR calculations for Managed Accounts and Structured Products use 12/97 and 12/98 as the base year, respectively.

PXP operates in a number of highly attractive segments.

While each of PXP's businesses has experienced growth, the managed accounts have been strongest and are expected by management to continue improving.

Acquisitions and divestitures have impacted growth rates.

                                                                PROJECT GRISWOLD

AUM Growth by Asset Class

     TOTAL AUM
     ($ in billions)

                                   [GRAPH]


PERCENT OF TOTAL AUM

                                                                                            CAGR
                          12/31/96    12/31/97    12/31/98     12/31/99      6/30/00     12/96-6/30
                          --------    --------    --------     --------      -------     ----------
    Fixed Income              24.1 %      39.6 %      38.7 %       32.0 %       33.1 %         29.7 %
    Equity                    31.9        34.3        35.7         46.5         49.2           34.1
    Balanced                  42.3        25.3        24.9         20.4         16.8           (9.1)
    Money Market               1.8         0.8         0.7          1.0          0.9            3.1
                          --------    --------    --------     --------      -------     ----------
                             100.0 %     100.0 %     100.0 %      100.0 %      100.0 %         18.4 %
                          ========    ========    ========     ========      =======     ==========

Source: SEC Filings; 6/30 data from Company

Over time, the change in asset mix reflects the competitive performance of PXP's equity products.

                                                                PROJECT GRISWOLD

Mutual Fund Product Summary


*43% of mutual fund assets under management are 4- or 5- star rated funds.

                                    AUM At       % of         Products Per Style           Ratings               Net Flows
                                                            ----------------------    -----------------    ----------------------
                                   04/30/00      Total          Total       Rated     5 Stars   4 Stars    YTD 2000         1999
                                   --------    ---------    ----------------------    -------   -------    ----------------------
Equity
  Value                             $ 1,534       8.4%              1           1           0         0      ($102)        ($233)
  Growth                              7,822      42.7              29          16           7         6        (34)         (645)
  Blend                                 916       5.0               6           3           0         1        (71)         (304)
  International                       1,031       5.6              12           8           0         3        (89)         (152)
  Other                                 943       5.1              12           6           0         2        (69)         (161)
                                   --------    ---------    ----------   ---------    -------   -------    ---------   ----------
    Subtotal                         12,246      66.8              60          34           7        12       (366)       (1,496)
Fixed Income
  Taxable Fixed Income                1,004       5.5              26          13           2         0        (92)         (258)
  Municipal                             164       0.9               5           2           0         0        (11)          (30)
                                   --------    ---------    ----------   ---------    -------   -------    ---------   ----------
    Subtotal                          1,169       6.4              31          15           2         0       (103)         (287)
Money Market                            413       2.3               2           0           0         0        (18)          115
Closed End Funds                      4,496      24.5               5           5           0         0         NM            NM
                                   --------    ---------    ----------   ---------    -------   -------    ---------   ----------
Total Mutual Funds                  $18,323     100.0%             98          54           9        12      ($488)      ($1,668)
                                   ========    =========    ==========   =========    =======   =======    =========   ==========

                                             Morningstar Rating Per Investment Style - By AUM
                              ------------------------------------------------------------------------------
                                       5             4             3             2           1    Unrated
                              ----------    ----------    ----------    ----------    --------    ----------
Equity
  Value                             --            --        $1,534            --          --            --
  Growth                         1,822         4,750            --           604          --           647
  Blend                             --           325           301           187          --           102
  International                     --           260           647            14         103             8
  Other                             --           190           705            30          18            --
                              ----------    ----------    ----------    ----------    --------    ----------
    Subtotal                     1,822         5,526         3,187           835         120           756
Fixed Income
  Taxable Fixed Income              44            --           469           474          18            --
  Municipal                         --            --            --           164          --            --
                              ----------    ----------    ----------    ----------    --------    ----------
    Subtotal                        44            --           469           638          18            --
Money Market                        --            --            --            --          --           413
Closed End Funds                    --            --         1,475         3,021          --            --
                              ----------    ----------    ----------    ----------    --------    ----------
Total Mutual Funds              $1,866        $5,526        $5,131        $4,493        $138        $1,169
                              ==========    ==========    ==========    ==========    ========    ==========

     % of Total Rated AUM         10.9%         32.2%         29.9%         26.2%        0.8%

MUTUAL FUND SUMMARY BY FAMILY

                                    AUM At       % of         Products Per Family          Ratings                Net Flows
                                                            ----------------------    -----------------    ----------------------
                                   04/30/00      Total          Total       Rated     5 Stars   4 Stars    YTD 2000       1999
                                   --------    ---------    ----------------------    -------   -------    ----------------------
PIC                                 $ 9,148      49.9%             45          23           3         5       $ 95        ($884)
Duff & Phelps                           369       2.0               9           3           0         0        (82)         (28)
Seneca                                  469       2.6               7           6           3         1       (475)         (54)
Engemann                              2,522      13.8              12          11           3         6        160           94
Zweig                                 1,321       7.2              20           6           0         0       (186)        (796)
                                   --------    ---------    ----------   ---------    -------   -------    ---------   ----------
   Total Open End Funds              13,828      75.5              93          49           9        12       (488)      (1,668)
   Closed End Funds                   4,496      24.5               5           5           0         0         --           --
                                   --------    ---------    ----------   ---------    -------   -------    ---------   ----------
Total Mutual Funds                  $18,323     100.0%             98          54           9        12      ($488)     ($1,668)
                                   ========    =========    ==========   =========    =======   =======    =========   ==========

                                                 Morningstar Rating Per Family - By AUM
                              ------------------------------------------------------------------------------
                                       5             4             3             2           1    Unrated
                              ----------    ----------    ----------    ----------    --------    ----------
PIC                              $  784       $3,892        $3,184        $  515        $103        $  670
Duff & Phelps                        --           --            --           135                       234
Seneca                              106          107            --           238          18            --
Engemann                            976        1,527            --            --          18            --
Zweig                                --           --           472           584          --           265
                              ----------    ----------    ----------    ----------    --------    ----------
   Total Open End Funds           1,866        5,526         3,656         1,472         138         1,169
   Closed End Funds                  --           --         1,475         3,021          --            --
                              ----------    ----------    ----------    ----------    --------    ----------
Total Mutual Funds               $1,866       $5,526        $5,131        $4,493        $138        $1,169
                              ==========    ==========    ==========    ==========    ========    ==========

Source: Financial Research Corporation as of 4/30/00. May not tie to Company data.

                                                                PROJECT GRISWOLD

Comparative Performance - 15 Largest Mutual Funds

Top 15 mutual funds represent 61% of total mutual fund assets.

                                                                                    YTD
                                 Assets       % of                               Return   Annualized Return (as of 4/30/00)
                                                                                         -----------------------------------
Top Fifteen Mutual Funds        04/30/00     Total    Morningstar Objective    04/30/00   1 Year        3 Year       5 Year
------------------------      ----------   ---------  ---------------------    --------  -------       -------      --------
Phoenix Gdwn Growth           $   3,306       18.0%    Growth                  (0.87)%     26.47%       26.56%       11.70%

Phoenix Gdwn Bal                  1,534        8.4     Balanced                (0.13)       8.25        14.03        13.87

Phoenix Eng FocsGr                  786        4.3     Growth                   0.90       35.50        34.31        27.27

Phoenix Gdwn StrThm                 779        4.2     Growth                  12.17       52.64        44.10          ---

Phoenix Gdwn I&G                    705        3.8     Balanced                 0.42        3.82        10.35        11.98

Phoenix Eng AggGr                   651        3.6     Agg Growth               1.98       67.31        45.86        34.50

Phoenix Eng NftyFty                 551        3.0     Growth                   3.71       29.02        27.83        25.84

Phoenix Oakh G&I                    495        2.7     Growth&Inc               1.06       12.94          ---          ---

Phoenix Zwg MngdAst                 472        2.6     MultiGlobl              (0.02)       3.91        11.28         5.49

Phoenix Gdwn Hi Yld                 424        2.3     Corp:HY                 (2.23)       2.47         3.98         8.44

Phoenix Zwg Stratgy                 347        1.9     Growth                  (1.52)      (1.68)        5.29         4.26

Phoenix Eng Sm&MdCp                 326        1.8     Growth                  (0.74)      87.36        41.47        12.23

Phoenix SmEng Cap                   325        1.8     Small Comp              (2.39)      85.73        38.36          ---

Phoenix Oakh StrAll                 301        1.6     Asset Allocation        (0.06)       8.51        15.51        13.76

Phoenix Snca EqOpty                 238        1.3     Growth                  (2.51)      28.54        29.27        20.14
                              ---------      -----
Total Fifteen Mutual Funds    $  11,240       61.3
Other Open-End Funds              2,588       14.1
Closed-End Funds                  4,496       24.5
                              ---------      -----
 Total Mutual Funds           $  18,323      100.0%


                                             Net  Flows
                                   -------------------------------     Morningstar
Top Fifteen Mutual Funds            YTD 4/30      1999      1998        Rating/(1)/
------------------------           ----------   -------   --------     ------------
Phoenix Gdwn Growth                 ($113.0)    ($339.7)   ($345.6)            4

Phoenix Gdwn Bal                     (102.3)     (233.4)    (278.8)            3

Phoenix Eng FocsGr                     (6.2)       (9.6)     (80.1)            4

Phoenix Gdwn StrThm                   508.5        20.0      (41.6)            5

Phoenix Gdwn I&G                      (76.5)     (181.7)       5.3             3

Phoenix Eng AggGr                      67.0        17.2      (29.2)            5

Phoenix Eng NftyFty                    (0.2)       26.7       (1.2)            4

Phoenix Oakh G&I                       22.8       197.8      165.4            NR

Phoenix Zwg MngdAst                   (52.5)      (97.1)     (26.1)            3

Phoenix Gdwn Hi Yld                   (44.9)      (95.8)     (26.7)            3

Phoenix Zwg Stratgy                  (102.9)     (453.1)    (275.6)            2

Phoenix Eng Sm&MdCp                    94.4        35.8       36.7             5

Phoenix SmEng Cap                     (24.9)      (67.3)     (95.4)            4

Phoenix Oakh StrAll                   (17.7)      (41.7)     (45.6)            3

Phoenix Snca EqOpty                    (6.6)      (20.2)     (25.0)            2
                                    -------    --------   --------
Top Fifteen Mutual Funds              144.9    (1,242.1)  (1,063.5)
                                    =======    ========   ========

Source: Financial Research Corporation as of 4/30/00. May not tie to Company data.

(1) Rating for Class A shares

                                                                PROJECT GRISWOLD

Mutual Fund Performance

BY MORNINGSTAR RATED FUNDS

                                  [BAR GRAPH]

* Phoenix Investment Partners     . Industry

BY MORNINGSTAR RATED ASSETS

                                  [BAR GRAPH]

* Phoenix Investment Partners     . Industry

Source: Financial Research Corporation

* PXP management expects to achieve 4- or 5-star ratings on several funds that will soon be attaining the minimum performance record for consideration under the Morningstar rating system

  .  Phoenix Oakhurst Growth & Income ($523 MM in AUM at July 13, 2000)

  .  Phoenix Hollister Value Equity ($72 MM in AUM at July 13, 2000)

  .  Phoenix Hollister Small Blend Fund ($109 in AUM at July 13, 2000)

Source: Company Data

                                                                PROJECT GRISWOLD

Selected Institutional Account Product Summary

(Dollars in millions)                                                    Performance Data as of 6/30/2000
                                                                 AUM/(1)/      Quarter       YTD        1 Year     3 Year     5 Year
                                                               -----------   ----------   ---------   ---------  ---------  --------
PIC                    Multi-Sector Fixed Income Composite       $  408          1.3%        3.5%         5.8%       5.0%      7.2%
                            Median Performance                                   1.5         3.8          4.6        6.0       6.4
                       Small Cap Value Composite                    110         (1.7)       20.8         61.9       29.0        NA
                            Median Performance                                   0.9         6.4          3.3        5.9        NA
                       Large Cap Value Composite                    104         (5.9)        1.2          5.4       15.2      19.4
                            Median Performance                                  (1.4)       (2.6)        (9.4)       8.3      15.5
                       Quantitative Value Composite                 466         (2.2)        1.0          8.4       23.2      26.1
                            Median Performance                                  (1.4)       (2.6)        (9.4)       8.3      15.5
D&P Chicago            Quality Value Equity Management           $  278         (3.5)%        NA         (1.1)%     12.9%     20.6%
                            Median Performance                                  (2.2)         NA         (6.6)       8.8      16.2
                       Balanced Composite Performance             1,067         (1.4)         NA          1.1        9.8      14.0
                            Median Performance                                  (0.6)         NA          4.9       12.0      14.4
                       Core Fixed Income                            981          1.7          NA          4.2        5.7       6.0
                            Median Performance                                   1.6          NA          4.3        5.9       6.3
                       Intermediate Fixed Income                     NA          1.9         3.2          4.4        5.5       5.7
                            Median Performance                                   1.7         3.3          4.4        5.7       6.0
                       Enhanced Cash                                 NA          1.6         3.0          5.6        5.5       5.8
                            Median Performance                                   1.6         3.1          5.8        5.5       5.6
Engemann               Small Cap Growth Composite                $  244          4.8%         NA         84.8%      36.9%     38.1%
                            Median Performance                                  11.7          NA         59.5       27.2      25.0
Seneca                 Growth Equity                             $  831          2.7%        1.1%        26.1%      27.8%     26.6%
                       Earnings Driven Growth                       704          1.0        24.5         76.5       40.9      33.2
                            Median Performance                                  (3.6)        4.4         27.2       30.3      28.4
                       Small Capital Growth Equity                   20          6.0        26.4         92.2       37.3        NA
                            Median Performance                                  (4.5)       11.7         59.5       27.2      25.0
                       Core Fixed Income                            267          2.0         3.6          4.6        6.8       7.9
                       Investment Grade Only VDFI                   513          1.8         4.1          4.7        6.1       6.7
                            Median Performance                                   1.5         3.8          4.5        6.1       6.4
                       Enhanced Core - Avg. Inv. Grade VDFI         484          1.9         3.1          4.5        7.0       8.6
                            Median Performance                                   1.5         3.8          4.6        6.0       6.4
Benchmarks             Lehman Brothers Investment Grade                          1.7%        3.2%         4.4%       5.5%      5.7%
                       S&P 500                                                  (2.9)       (0.4)         7.4       19.7      23.8
                       S&P Midcap                                               (3.3)        9.0         17.0       20.3      21.2
                       Russell 1000 Value                                       (4.7)       (4.2)        (8.9)      10.9      17.8
                       Russell 2000                                             (3.8)        3.0         14.3        7.7      10.6
                       Russell 2000 Growth                                      (7.4)        1.2         28.4       16.3      15.8

Source: Company reports
(1) Duff & Phelps AUM as of 6/30; Seneca as of 3/31; PIC and Engemann as of 12/31/99.
Note: Total institutional AUM were $20.2 billion and $15.6 billion at 12/31/99 and 6/30/00 respectively. Data for other products not available.

                                                                PROJECT GRISWOLD

Managed Account Product Summary

  * PXP is a leading participant and the only multi-manager in the managed account business
     . Offers 11 products through four investment partners, with one product under development

     ----------------      ----------------    ----------------      --------------
     SENECA                HOLLISTER           ENGEMANN              DUFF & PHELPS
     ----------------      ----------------    ----------------      --------------
     Large Cap Growth      Large Cap Value     Large Cap Growth      Large Cap Core

     Mid Cap Growth        Small Cap Value     Small-Mid Cap Growth  Balanced

     Tax Sensitive Growth  New Economy Value   Balanced

     Balanced (pending)

  * Marketing strategy emphasizes importance of portfolio construction approach to building relationships with HNW brokers/clients
     .  Use multiple products to construct portfolio solutions
     .  Performance "OK" - not a "hot dot" approach

  *  Growth strategy
     . Leverage Engemann reputation to introduce other brands ("bridging") . Expand wholesaler salesforce
     .  Introduce additional products with 3 year track records

                                                                PROJECT GRISWOLD

Analysis of AUM Growth

      (Dollars in millions)

     NET CASH FLOWS(a)

                                                                PROJECT GRISWOLD


                                  [BAR CHART]


                     PHL General & Associated   Institutional  Managed Accounts

                     Mutual Funds               CBOs           Total Net Flows


AUM ROLLFORWARD

                                                                PROJECT GRISWOLD

                                      1996        1997         1998        1999       1H 00        2000P
                                    --------    --------      -------     ------     --------     -------
Beginning Balance                 $   35,046   $   33,649   $  46,403   $   53,491  $   64,602   $   64,602
 Net Flows                            (3,307)      (3,075)        234          368      (1,292)      (2,754)/(b)/
 Performance                           1,246        3,703       6,494        7,130         791        4,952
                                 -----------   ----------   ---------   ----------   ---------   -----------
 Organic Growth                       (2,061)         628       6,728        7,498        (501)       2,198
 Acq. / Divestitures/ Other              664       12,126         360       3, 613      (3,268)         ---
                                 -----------   ----------   ---------   ----------  ----------   -----------
Ending Balance                    $   33,649   $   46,403   $  53,491   $   64,602  $   60,833   $   66,800
                                 ===========   ==========   =========   ==========  ==========   ===========

Organic Growth / BOP AUM                (5.9)%        1.9%       14.5%        14.0%       (0.8)%        3.4%

Source: Company data

(a) Excludes charges attributable to performance, acquisitions and divestitures.
(b) Includes $(283) million of net flows in closed-end funds.

                                                               PROJECT GRISWOLD

Distribution Channels - Mutual Funds and Managed Accounts

     (dollars in millions)

* Phoenix Equity and Planning Corporation acts as national distributor and transfer agent for each investment partner
------------------------------------
1999 Domestic Mutual Fund Sales
-------------------------------------
Bank                       1.0%

Insurance                  9.9%

Regional Wirehouse        15.3%

Wirehouse                 31.6%

Financial Planner         42.2%



-------------------------------------
1999 Domestic Managed Account Sales
-------------------------------------
Financial Planner   9.8%

Wirehouse          87.2%

Regional Wirehouse  3.0%

Source: Company Data.

-------------------------------------------------------------------------------------------------------
Top 10 Domestic Fund Sales by Distributor
-------------------------------------------------------------------------------------------------------
        Institution                        1999 Sales         1998 Sales           % 1999 Sales
-------------------------------------------------------------------------------------------------------
               1                         $    174            $    122                  14.4%
               2                               89                  77                   7.4
               3                               39                   0                   3.2
               4                               39                  41                   3.2
               5                               37                  44                   3.0
               6                               35                  39                   2.9
               7                               34                  62                   2.8
               8                               29                  44                   2.4
               9                               28                  70                   2.3
               10                              19                   0                   1.5
                                      -----------          ----------                 -----
             Top 10 Total                     523                 498                  43.3
                 Other                        683                 543                  56.7
                                      -----------          ----------                ------
             Total                       $  1,206            $  1,041                 100.0%
                                      ===========          ==========                ======

-------------------------------------------------------------------------------------------------------
 Top 10 Managed Account Sales by Distributor
-------------------------------------------------------------------------------------------------------
Institution                    1999 Sales         1998 Sales            % 1999 Sales
-------------------------------------------------------------------------------------------------------
               1             $   1,226            $   746                  61.2%
               2                   366                 79                  18.3
               3                   148                 57                   7.4
               4                    52                 20                   2.6
               5                    28                 13                   1.4
               6                    21                 15                   1.1
               7                    12                 11                   0.6
               8                    11                  4                   0.6
               9                    10                  4                   0.5
               10                   10                  7                   0.5
                            ----------          ---------              --------
               Top 10 Total      1,885                955                  94.1
                Other              118                 26                   5.9
                            ----------          ---------              --------
               Total         $   2,003            $   982                 100.0%
                            ==========          =========             =========



                                                                PROJECT GRISWOLD

Historical Results of Operations




($ in millions except per share data)           Twelve Months Ended December 31,      6  Months Ended June 30,             CAGR
                                              -------------------------------------   ------------------------           -------
                                              -------  -------   -------   --------  --------   ---------    --------   -------
                                                                                                              6/30/00   1996 to
                                                1996    1997       1998      1999      1999        2000        LTM        LTM
                                              -------  -------   -------    -------   -------   ---------     -------   -------
REVENUES
   Investment Management Fees                 $ 118.2  $ 138.5   $ 193.1    $ 249.0   $ 118.1     $ 143.1     $ 274.0    27.2%
   Mutual Funds - Ancillary Fees                 22.0     22.5      25.7       33.2      15.5        18.6        36.3    15.3
   Other Income and Fees                         12.3      3.6       2.7        4.5       2.4         3.3         5.3   (21.3)
                                              -------  -------   -------    -------   -------     -------     -------
   Total Revenues                               152.5    164.6     221.5      286.6     136.0       165.0       315.7    23.1
                                              -------  -------   -------    -------   -------     -------     -------
EXPENSES
   Employment Expenses                           58.8     72.7      90.4      114.0      55.8        63.7       121.9    23.2
   Other Operating Expenses                      36.5     40.3      55.0       67.7      31.2        37.4        73.9    22.3
                                              -------  -------   -------    -------   -------     -------     -------
EBITDA                                           57.2     51.6      76.2      104.9      49.0        64.0       119.9    23.6
   D&A of leasehold improvements                  2.2      3.0       3.7        3.9       1.8         2.0         4.1    19.0
   Amortization of deferred
   commissions                                    6.1      3.0       1.4        1.6       1.0         0.4         1.0   (40.8)
   Amortization of G/W & intangibles              9.6     14.0      22.1       30.3      14.3        15.9        31.9    40.8
                                              -------  -------   -------    -------   -------     -------     -------
Operating Income                                 39.3     31.7      49.1       69.1      31.8        45.7        83.0    23.8
   Equity in Earnings of Uncons.
    Affiliates/(1)/                               5.3      6.4       3.5        0.9       0.5         0.1         0.6
   Interest (Expense)/ Income                     0.4     (3.3)    (12.6)     (15.8)     (7.4)       (8.7)      (17.1)
   Income to Minority Interest                    ---     (0.7)     (2.2)      (3.7)     (1.6)       (2.8)       (4.9)
                                              -------  -------   -------    -------   -------     -------     -------
Pre-Tax Income from Cont. Operations             45.0     34.1      37.7       50.5      23.2        34.3        61.5     9.3
   Other Non-Operating Items                     (0.1)    (0.0)      1.0        1.5       0.7         0.8         1.6
   Non-Recurring Items /(2)/                      ---      6.2      16.2       (5.9)      ---        13.4         7.5
                                              -------  -------   -------    -------   -------     -------     -------
Pre-Tax Income                                   44.9     40.2      55.0       46.1      23.9        48.5        70.6    13.8
   Income Tax Expense                            18.2     16.1      20.3       19.3      10.5        22.5        31.4
                                              -------  -------   -------    -------   -------     -------     -------
Net Income                                    $  26.7  $  24.1   $  34.6    $  26.7   $  13.4     $  26.0     $  39.3    11.6%
                                              =======  =======   =======    =======   =======     =======     =======
Basic Net Income Per Share                    $  0.50  $  0.44   $  0.76    $  0.61   $  0.31     $  0.59     $  0.89    18.0%
Diluted Net Income Per Share                     0.50     0.44      0.68       0.55      0.28        0.51        0.80    14.2%

Memo: Adjusted EBITDA /(3]/                   $  57.2  $  50.9   $  74.0    $ 101.2   $  47.4     $  61.2     $ 115.0    22.1%
------------------------------------------------------------------------------------------------------------------------------------
Key Ratios
Revenues from PHL / Total Rev's                   9.5%     8.3%      7.4%       6.3%      6.4%        5.9%        6.1%

Management Fees/ Average AUM:
  As reported                                    0.34     0.31      0.39       0.42      0.42        0.45        0.44
  Excluding PHL General Account                  0.37     0.33      0.43       0.46      0.46        0.48        0.47
Adjusted EBITDA Margin                           37.5     30.9      33.4       35.3      34.8        37.1        36.4
Note: Average AUM /(4)/                       $34,348  $45,003   $49,426    $59,134   $56,555     $64,087     $62,900    18.9%

(1) Includes gains and losses on equity investments in PXP limited partnership investment (e.g., Inverness/Pheonix Capital, Windy City CBO Partners, and Greystone Partners).
(2) Includes gains on sale of $6.9 million and $16.6 million in 1997 and 1998, respectively. Includes restructuring charges (due to outsourcing of accounting services) of $0.7 million and $0.4 million in 1997 and 1998, respectively. One-time mutual fund reimbursement of $5.9 million in 1999 was offset by $8.9 million gain on sale and $4.5 million reimbursement insurance income in 2000.
(3) Adjusted to exclude Seneca minority interest.
(4) AUM calculated based upon period-end average for 1996;
    thereafter, Company data used.

Source: SEC Filings, Company data.

                                                                PROJECT GRISWOLD

Common Size Income Statement

                                                   Twelve Months Ended December 31,         6 Months Ended June 30,
                                              -----------------------------------------  -----------------------------
                                                 1996        1997       1998       1999     1999      2000     6/30/00
                                                                                                                 LTM
REVENUES
 Investment Management Fees                       77.5%      84.1%      87.2%      86.9%     86.9%     86.7%      86.8%
 Mutual Funds - Ancillary Fees                    14.4       13.7       11.6       11.6      11.4      11.3       11.5
 Other Income and Fees                             8.1        2.2        1.2        1.6       1.8       2.0        1.7
                                              --------   --------   --------   --------  --------   -------    -------
 Total Revenues                                  100.0      100.0      100.0      100.0     100.0     100.0      100.0
                                              --------   --------   --------   --------  --------   -------    -------
EXPENSES
 Employment Expenses                              38.6       44.2       40.8       39.8      41.0      38.6       38.6
 Other Operating Expenses                         23.9       24.5       24.8       23.6      23.0      22.6       23.4
                                              --------   --------   --------   --------  --------   -------    -------
EBITDA                                            37.5       31.3       34.4       36.6      36.0      38.8       38.0
 D&A of leasehold improvements                     1.5        1.8        1.7        1.4       1.4       1.2        1.3
 Amortization of deferred commissions              4.0        1.8        0.6        0.6       0.7       0.2        0.3
 Amortization of goodwill                          6.3        8.5       10.0       10.6      10.5       9.6       10.1
                                              --------   --------   --------   --------  --------   -------    -------
Operating Income                                  25.8       19.3       22.1       24.1      23.4      27.7       26.3
 Equity in Uncons. Affiliate Earnings/(1)/         3.5        3.9        1.6        0.3       0.3       0.1        0.2
 Net Interest Expense                              0.3       (2.0)      (5.7)      (5.5)     (5.5)     (5.3)      (5.4)
 Income to Minority Interest                       ---       (0.4)      (1.0)      (1.3)     (1.2)     (1.7)      (1.5)
                                              --------   --------   --------   --------  --------   -------    -------
Pre-Tax Income from Cont. Operations              29.5       20.7       17.0       17.6      17.1      20.8       19.5
 Other Non-Operating Items                        (0.1)      (0.0)       0.5        0.5       0.5       0.5        0.5
 Non-Recurring Items/(2)/                          ---        3.8        7.3       (2.1)      ---       8.1        2.4
                                              --------   --------   --------   --------  --------   -------    -------
Pre-Tax Income                                    29.4       24.5       24.8       16.1      17.6      29.4       22.4
 Income Tax Expense                               11.9        9.8        9.2        6.7       7.7      13.7        9.9
                                              --------   --------   --------   --------  --------   -------    -------
Net Income                                        17.5%      14.7%      15.6%       9.3%      9.9%     15.7%      12.4%
                                              ========   ========   ========   ========  ========   =======    =======

Memo: Adjusted EBITDA/(3)/                        37.5%      30.9%      33.4%      35.3%     34.8%     37.1%      36.4%
----------------------------------------------------------------------------------------------------------------------

(1) Includes gains and losses on equity investments in PXP limited partnership investments (e.g., Inverness/Phoenix Capital, Windy City CBO Partners, and Greystone Partners).
(2) Includes gains on sale of $6.9 million and $16.6 million in 1997 and 1998, respectively. Includes restructuring charges (due to outsourcing of accounting services) of $0.7 million and $0.4 million in 1997 and 1998, respectively. One-time mutual fund reimbursement of $5.9 million in 1999 was offset by $8.9 million gain on sale and $4.5 million reimbursement insurance income in 2000.
(3) Adjusted to exclude Seneca minority interest.

                                                                PROJECT GRISWOLD

Projected Statement of Operations

                                          ----------  -------------------    ---------     --------    ---------    ----------
($ in millions except per share data)        1999        6 Months 2000          2000          2001        2002        1999-02E
                                             Actual   Actual        Plan        Plan          Plan        Plan         CAGR
                                          ---------  -------     --------    ---------    ---------   ----------     ---------
 REVENUES
   Investment Management Fees               $ 249.0   $ 143.1       $143.5     $ 292.4       $ 312.4   $   347.5       11.8%
   Mutual Funds - Ancillary Fees               33.2      18.6         17.3        35.2          35.9        39.2        5.7
   Other Income and Fees                        4.5       3.3          2.3         3.6           5.1         5.5        7.0
                                            -------   -------      -------     -------       -------     -------
        Total Revenues                        286.6     165.0        163.1       331.2         353.4       392.2       11.0
                                            -------   -------      -------     -------       -------     -------
EXPENSES
   Employment Expenses                        114.0      63.7         62.5       124.2         134.8       147.6        9.0
   Other Operating Expenses                    67.7      37.4         36.2        71.7          75.3        79.3        5.4
                                            -------   -------      -------     -------       -------     -------
EBITDA                                        104.9      64.0         64.4       135.4         143.4       165.2       16.4
   D&A of Leasehold improvements                3.9       2.0          2.2         4.6           4.2         4.4        3.9
   Amortization of deferred commissions         1.6       0.4          0.5         1.0           0.3           -         NM
   Amortization of Goodwill                    30.3      15.9         16.0        32.7          34.3        34.3        4.2
                                            -------   -------      -------     -------       -------     -------
Operating Income                               69.1      45.7         45.7        97.1         104.6       126.6       22.4
   Equity in Earnings of Unconsol.
   Affiliates/(1)/                              0.9       0.1            -           -             -           -         NM
   Net Interest Expense                       (15.8)     (8.7)       (10.0)      (20.0)        (20.1)      (18.0)       4.4
   Income to Minority Interest                 (3.7)     (2.8)        (3.1)       (6.3)         (7.2)       (8.4)      31.2
                                            -------   -------      -------     -------       -------     -------
Pre-tax Income from Continuing Operations      50.5      34.3         32.6        70.9          77.2       100.2       25.7
   Non-Recurring Items                         (5.9)     13.4            -           -             -           -
   Other Non-Operating Items                    1.5       0.8          0.7         1.4           1.4         1.4       (2.0)
                                            -------   -------      -------     -------       -------     -------
Pre-Tax Income                                 46.1      48.5         33.3        72.3          78.7       101.7       30.2
   Income Tax Expense                          19.3      22.5         14.3        31.8          34.6        44.5       32.0
                                            -------   -------      -------     -------       -------     -------
Net Income                                  $  26.7   $  26.0      $  19.0     $  40.5       $  44.0   $    57.1       28.8
                                            =======   =======      =======     =======       =======     =======
Basic Net Income Per Share                  $  0.61   $  0.59      $  0.43      $ 0.92       $  1.01   $    1.30       28.8
Diluted Net Income Per Share                   0.55      0.51         0.38        0.80          0.87        1.11       26.7
Memo: Adjusted EBITDA/(2)/                  $ 101.2   $  61.2      $  61.3      $129.1       $ 136.2   $   156.9       15.7%
------------------------------------------------------------------------------------------------------------------------------------
Key Ratios
Revenues from PHL/Total Rev's                   6.2%      5.9%         5.9%        6.0%          6.1%        6.0%
Management Fees/Average AUM:
   As reported                                 0.42      0.46         0.45        0.45          0.45        0.45
   Excluding PHL General Account               0.46      0.50          NA         0.48          0.48        0.48
Adjusted EBITDA Margin                         35.3      37.1         37.6        39.0          38.5        40.0
Note: Average AUM/(3)/                      $59,134   $62,717      $63,895    $ 65,700       $69,981   $  77,307        9.3%

(1) Includes gains and losses on equity investments in PXP limited partnership investments (e.g., Inverness/Phoenix Capital, Windy City CBO Partners, and Greystone Partners).
(2) Excludes Seneca minority interest.
(3) Projected data based on period end average.
Source: Management 2000 Plan

                                                                PROJECT GRISWOLD

Comparison of Selected Earnings Forecasts

                                        -------------------------------------------------------------
                                                                            Long-Term
                                          2000        2001        2002        Growth       2005/(1)/
                                        --------    --------    --------    ----------    -----------
"Street" Estimates
   IBES Median/(2)/                      $ 0.86      $ 1.01          na        10.0%         $ 1.47
   Putnam, Lovell & Thornton/(3)/          0.78        0.95          na        21.8  /(4)/     2.09
   Barrington Research/(5)/                0.85        0.98          na        15.0            1.71

Management 2000 Financial Plan
   As Reported                           $ 0.80      $ 0.87      $ 1.11        14.5% /(6)/   $ 1.67
   Adjusted/(7)/                           0.79        0.85        1.09        14.8  /(6)/     1.65

Morgan Stanley Estimates                 $ 0.78      $ 0.83          na        14.0  /(8)/   $ 1.40

__________________________
(1) Based on long-term growth rate.
(2) Estimates as of 7/24/00.
(3) Estimates based upon report of 2/10/00.
(4) Based on implied 2000E-2001E growth.
(5) Estimates based upon bulletin of 7/25/00.
(6) Assumes long-term growth rate of Adjusted EBITDA equal to 10.5%, the 2000-2002 growth rate. Fixed expenses held constant.
(7) Adjusted to reflect sale of Duff & Phelps Cleveland, assumed to contribute approximately $2.0 million per annum to operating income.
(8) Estimated by SSB based on conversations with Morgan Stanley.

                                                                PROJECT GRISWOLD

Historical Statement of Conditon

($ in Millions)                                                                                                      CAGR
                                              --------------------------------------------------------------------------------------
                                                                                                                    12/31/96  % of
                                              12/31/96     12/31/97     12/31/98      12/31/99      6/30/00        to 6/30/00 Total
ASSETS
Current Assets

   Cash and cash equivalents                  $    22.5    $    21.9    $    29.3     $    42.2    $    43.2        20.5%       6.4
   Marketable securities, at market                 4.1         12.0         16.3           7.9         13.5        40.9        2.0
   Accounts receivable                             25.7         31.5         35.0          45.7         51.6        22.1        7.7
   Prepaid expenses and other CA                    4.3          2.7          3.0           3.5          3.2        (7.9)       0.5
                                              ---------    ---------    ---------     ---------    ---------                  -----
     Total current assets                          56.5         68.1         83.5          99.3        111.5        21.4       16.6
Deferred commissions                               17.7          4.0          2.8           1.2          0.8       (58.4)%      0.1%
Furniture, equipment and leaseholds                 8.4         10.1          8.6          12.5         12.3        11.5        1.8
Intangible assets, net                             55.1        159.7        146.4         202.9        191.5 /(1)/  42.8       28.5
Goodwill                                          171.7        308.5        300.3         353.7        340.6        21.6       50.6
Long-term investments and other assets             56.3         54.6         22.1          12.2         16.0       (30.2)       2.4
                                              ---------    ---------    ---------     ---------    ---------                  -----
Total Assets                                  $   365.7    $   604.9    $   563.7     $   681.7    $   672.6        19.0%     100.0%
                                              =========    =========    =========     =========    =========                  =====
LIABILITIES
Current liabilities

   Accounts payable and other accrued liabs.  $     1.0    $     4.3    $    39.7     $    46.0    $    48.0       203.7%       7.1%
   Payables to related parties                     16.2         24.6          3.0           4.7          3.1       (37.9)       0.5
   Broker-dealer payable                            8.5          9.2          9.6          13.2         12.5        11.6        1.9
   Current portion of long-term debt                2.5          8.1          1.0           1.0          1.1       (21.7)       0.2
                                              ---------    ---------    ---------     ---------    ---------                  -----
     Total current liabilities                     28.2         46.1         53.2          64.9         64.6        26.7        9.6

Deferred taxes, net                                33.9         66.0         53.4          45.7         43.7         7.6%       6.5%
Long-term debt, net of current portion              ---          2.7          1.7           0.8          0.2 /(1)/    NM        0.0
Convertible subordinated debentures                 ---          ---         76.4          76.4         76.2          NM       11.3
Credit facilities                                  14.0        185.0        140.0         235.0        210.0       116.8       31.2
Lease obligations and other LT liabs.               7.9          6.6          4.8           3.8          4.5       (14.8)       0.7
                                              ---------    ---------    ---------     ---------    ---------                  -----
Total Liabilities                                  83.9        306.4        329.6         426.4        399.2        56.2       59.4

Minority Interest                                   ---          1.0          2.5           4.3          1.1          NM        0.2
Convertible Preferred Stock                        78.5         78.8          ---           ---          ---          NM        0.0
Common Stockholders' Equity                       203.3        218.7        231.6         251.0        272.3         8.7       40.5
                                              ---------    ---------    ---------     ---------    ---------                  -----
Total Liabilities and Equity                  $   365.7    $   604.9    $   563.7     $   681.7    $   672.6        19.0%     100.0%
                                              =========    =========    =========     =========    =========                  =====

Memo: Tangible Equity, Converted Basis:       $    55.0    $  (170.6)   $  (138.7)    $  (229.2)   $  (183.5)

(1) Excludes $50 million payable to Engemann.
Sources: SEC form 10K dated 12/31/99, press release dated 8/30/00 relating to 2Q 2000, and the Company.

                                                                PROJECT GRISWOLD

PXP Acquisition History

                                                Duff & Phelps
                                                    Corp. (1)            GMG.Seneca            Roger Engemann          Zweig Group

   Announcement Date                            June 13, 1995     February 27, 1997              June 9, 1997     December 16, 1998
   Effective Date                            November 1, 1995         July 17, 1997         September 3, 1997         March 1, 1999
   --------------------------------------------------------------------------------------------------------------------------------
   Transaction Values (in millions):

     Enterprise Value                                     --                $   54               $ 180/(2)/                $ 135
     % Purchased                                         100%                   75%                100%                      100%

     Earn-out:
       Amount                                             --                $    4/(2)/          $  66/(3)/                $  29
       Term (year)                                        --                     2/(4)/            3-5                         3
       Basis                                              NM     Account Retention       Management fee           Management fee
                                                                                        revenue targets          revenue targets
     Enterprise Value with PV of Earn-out/(5)/            --                $   57               $ 213                     $ 157

   --------------------------------------------------------------------------------------------------------------------------------
   Valuation Multiples/(6)/
     AUM                                                  --                   1.4%                3.5%                      3.0%
     Revenues                                             --                   3.2x                4.3x                      3.4x
     EBITDA                                               --                   9.9                 9.8                       7.6

   Valuation Multiples Adjusted for Earn-out/(5)/
     AUM                                                  --                   1.5%                4.1%                      3.5%
     Revenues                                             --                   3.3x                5.0x                      3.9x
     EBITDA                                               --                  10.5                11.6                       8.9

   --------------------------------------------------------------------------------------------------------------------------------
   AUM at close of acquisition ($b)                    $14.8                $  4.2               $ 6.3                     $ 2.8

     % Open-End Fund                                     0.9%                  0.0                15.4%                     39.6%
     % Closed-End Fund                                  20.6                   0.0                 0.0                      51.2
     % Separate Acct.                                   78.5                 100.0                84.6                       9.2

     Equity                                             10.3%                 43.0%               98.8%                     57.1%
     Fixed Income                                       48.7                  57.0                 0.0                      29.0
     Balanced                                           41.0                   0.0                 1.2                      13.9
   --------------------------------------------------------------------------------------------------------------------------------

Source: Company data and SEC Filings

(1) Reverse merger in which Duff & Phelps shareholders retained 40% of Newco.
(2) Accrues interest at 6.125% per annum.
(3) First payable on September 3rd, 2000 for $50 million; may be deferred for up to 2 years at 15% interest, less any performance loss.
(4) Payment occurred January 1, 1999.
(5) Discounted earn-out payments at 15% per year.
(6) Based on payment at closing and most recent fiscal year prior to announcement.

                                                                PROJECT GRISWOLD

PXP Ownership Summary - 6/30/00

     (Shares in thousands)

(For the quarter ended June 30, 2000                      Basic                       Diluted/(1)/             Fully Converted
                                                -----------------------------  ---------------------------- -----------------------
                                                                   Percent                       Percent                 Percent
Owner                                             Shares          Ownership      Shares         Ownership     Shares     Ownership
Institutional Holders/(2)/
  Wanger Asset Management, L.P.                     3,857             8.7 %        3,857            6.9 %      3,857         6.2 %
  Dimensional FD Advisors, Inc.                     2,234             5.0          2,234            4.0        2,234         3.6
  Tweedy, Browne Company, L.L.C.                    2,135             4.8          2,135            3.8        2,135         3.4
  I. G. Investment Mgmt, Ltd.                       1,000             2.3          1,000            1.8        1,000         1.6
  Royce & Associates, Inc.                            924             2.1            924            1.7          924         1.5
  Keeley Asset Management                             541             1.2            541            1.0          541         0.9
  Rothschild Asset Mgmt, Inc.                         368             0.8            368            0.7          368         0.6
  Vanguard Group                                      354             0.8            354            0.6          354         0.6
  State Str Bk & Trust Co Boston                      304             0.7            304            0.5          304         0.5
  College Retire Equities                             277             0.6            277            0.5          277         0.4
  Mellon Private Asset Mgmt                           265             0.6            265            0.5          265         0.4
  Barclays Bank Plc                                   255             0.6            255            0.5          255         0.4
  Scudder Kemper Invts, Inc.                          250             0.6            250            0.4          250         0 4
  General Motors Invt Mgmt Corp.                      140             0.3            140            0.3          140         0.2
  Northern Trust Company                              138             0.3            138            0.2          138         0.2
  Lyon Str Asset Mgmt Co                              130             0.3            130            0.2          130         0.2
  Fuller & Thaler Asset Mgmt Inc.                      99             0.2             99            0.2           99         0.2
  Taunus Corporation                                   96             0.2             96            0.2           96         0.2
  Charles Schwab Investment Mgmt                       83             0.2             83            0.1           83         0.1
  California State Teach Retire                        80             0.2             80            0.1           80         0.1
  Other Institutional Shareholders                    794             1.8          5,940/(3)/      10.7        5,940/(3)/    9.6
----------------------------------------------------------------------------------------------------------------------------------
Total Institutional Shareholders                   14,321            32.3         19,466           35.0 %     19,466        31.3 %

Retail and Other Owners                             1,863             4.2          1,863            3.3        1,863         3.0

Insiders /(4)/                                      1,797             4.0          3,599/(5)/       6.5       10,059/(5)/   16.2
----------------------------------------------------------------------------------------------------------------------------------
Sub-Total                                          17,981            40.5         24,929           44.8       31,388        50.5

Phoenix Home Life                                  26,400            59.5         30,754           55.2       30,754        49.5
==================================================================================================================================
Total                                              44,381           100.0%        55,683          100.0%      62,142       100.0 %

(1) Assumes a stock price of $10.81 and uses treasury method.
(2) Source: CDA/Spectrum as of July 24, 2000.
(3) Includes $41.4 million of convertible subordinated debentures not held by Phoenix Home Life, which are convertible into 5.1 million shares at an effective exercise price of $8.04.
(4) Source: Proxy statement dated May 11, 2000.
(5) Based on 8.3 million stock options held by management with an average exercise price of $7.75 and debenture options with an average exercise price of $31.12.

                                                                PROJECT GRISWOLD

Price Volume Graph

                                 [LINE GRAPH]

___________________

(a) May 15, 1996: Company announced plans to exit research, investment banking and financial advisory business to re-focus on the retail and institutional lines of asset management
(b) February 27, 1997: Announced purchase of Seneca
(c) June 9, 1997: Announced purchase of Roger Engemann and Associates
(d) September 6, 1998: Sale of Beutel Goodman
(e) December 16, 1998: Announced purchase of Zweig
(f) Unicredito Italiano Group announces intention to purchase Pioneer Group


Price 7/24/00:            $10.81

Equity Value              $  608
Public Float                 231

Price as a multiple of:
Pre-Tax Inc.                 9.2x
Op. Cash Flow                7.7
Earnings:
 LTM                        14.5x
 2000E (a)                  14.1
 2001E (a)                  13.0
 Div. Yield                  3.0%

Firm value multiples (b):
 AUM:                        1.4%
 Revenues                    2.7x
 EBITDA                      7.2x

N.B. Share count based on treasury stock method.

(a) Source: Management
(b) Revenue and EBITDA adjusted for minority interest. Net debt adjusted for Pasadena contingent payment.

                                                                PROJECT GRISWOLD

                           3  COMPARISON WITH PEERS

                                                                PROJECT GRISWOLD
Selected Comparable Company Analysis: AUM

     (Dollars in Millions)

                                                          Assets Under Management                     FYE           As % of AUM:
                                               -----------------------------------------------------            --------------------
                                                   Client Type                 Asset Type            3 Yr. CAGR Total   Adv.
                                               --------------------  --------------------------------
                                        AUM      Retail    Inst'l     Equity    FI       Dom.   Int'l  AUM       Rev.   Rev.   EBT
------------------------------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners    (1)    $60,832      45.4%     54.6%    56.7%    43.3%   99.0%    1.0%   24.3%   0.50%    0.43%  0.11%
------------------------------------------------------------------------------------------------------------------------------------

Affiliated Managers Group, Inc.        91,600       9.0      91.0     65.0     35.0    73.0    27.0    62.7    0.52     0.52   0.09
AMVESCAP PLC                          391,600      61.0      39.0     66.0     34.0    61.0    39.0    55.8    0.49     0.49   0.11
BlackRock Inc.                        172,573      39.0      61.0     13.2     86.8    98.0     2.0    25.8    0.23     0.22   0.07
Eaton Vance Corporation                44,300      63.0      37.0     48.0     52.0   100.0    ----    33.2    0.89     0.46   0.56
Federated Investors, Inc.             125,363      83.0      17.0     18.7     81.3    97.0     3.0    18.6    0.49     0.27   0.17
Franklin Resources, Inc.              233,400      73.0      27.0     68.6     31.4    30.0    70.0    12.9    0.99     0.59   0.30
Gabelli Asset Management Inc.          22,997      54.0      46.0     91.3      8.7   100.0    ----    32.1    0.85     0.69   0.37
John Nuveen                            59,965      65.4      34.6     25.1     74.9   100.0    ----    21.7    0.58     0.51   0.28
Neuberger Berman Inc.                  55,470      31.4      68.6     79.0     21.0   100.0    ----     7.0    1.04     0.67   0.42
Stilwell Financial                    324,900      75.0      25.0     95.0      5.0    75.0    25.0    72.3    0.47     0.39   0.21
T. Rowe Price Associates, Inc.        185,200      63.7      36.3     78.2     21.8    76.9    23.1    21.9    0.60     0.46   0.22
Waddell & Reed Financial Inc.          41,500      78.5      21.5     86.3     13.7   100.0    ----    25.1    0.97     0.49   0.42

------------------------------------------------------------------------------------------------------------------------------------
Mean /(1)/                                         58.0%     42.0%    61.2%    38.8%   84.2%   15.8%   32.4%   0.68%    0.48%  0.27%

Median /(1)/                                       63.3      36.7     67.3     32.7    97.5     2.5    25.4    0.59     0.49   0.25
------------------------------------------------------------------------------------------------------------------------------------

N.B. Financial data excludes all non-recurring and extraordinary items.
(1) PXP has been excluded from the mean and median calculations.

                                                                PROJECT GRISWOLD

Selected Comparable Company Analysis:
Profitability Statistics

(Dollars in Millions)



                                                        Last Twelve Month Performance:
                                             -----------------------------------------------------------
                                                Total       Advisory                 Net    Op. Cash
                                                 Rev.          Rev.     EBITDA       Inc.     Flow(1)
---------------------------------------------------------------------------------------------------------
Pheonix Investment Parners               (2)  $  303.6    $    262.0    $  115.0    $ 41.8   $   78.7
---------------------------------------------------------------------------------------------------------

Affiliated Managers Group, Inc.               $  480.8    $    480.8    $  105.7    $ 45.7   $   73.2
AMVESCAP PLC                             (3)   1,929.4       1,929.4       755.9     189.2      466.0
BlackRock Inc.                                   401.2         381.1       137.0      66.4       84.1
Eaton Vance Corporation                          396.2         203.5       242.2     153.6      236.0
Federated Investors, Inc.                        608.5         341.0       251.0     134.9      204.1
Franklin Resources, Inc.                       2,318.9       1,387.9       752.2     537.8      723.3
Gabelli Asset Management Inc.                    194.3         159.7        75.0      50.4       51.2
John Nuveen                                      350.4         305.2       166.0     100.0      117.8
Neuberger Berman Inc.                    (4)     576.9         372.7       242.4     137.4      148.3
Stilwell Financial                             1,524.1       1,251.6       710.2     381.5      425.7
T. Rowe Price Associates, Inc.                 1,106.9         844.9       484.8     261.0      295.5
Waddell & Reed Financial Inc.                    400.9         205.1       192.8     107.7      113.4
                                                                                   ----------------------
                                                                                   Mean   /(2)/

                                                                                   Median /(2)/
                                                                                   ----------------------


                                           LTM Profitability Statistics
                                   -----------------------------------------
                                             Comp.            Margin (%):          FYE-3Yr . CAGR
                                    Adv./    Exp./ -------------------------   ----------------------
                                    Total    Total                     Net                 Net
                                     Rev.     Rev.   EBITDA    EBT     Inc.     Rev.      Income
-----------------------------------------------------------------------------------------------------
Pheonix Investment Parners           86.3%    38.6%   37.9%    21.8%   13.8%     23.4%     4.1%
-----------------------------------------------------------------------------------------------------

Affiliated Managers Group, Inc.     100.0%    44.0%   22.0%    16.8%    9.5%    105.0%     nm
AMVESCAP PLC                        100.0     ----    39.2     22.3     9.8      63.3     39.5%
BlackRock Inc.                       95.0     35.3    34.2     28.8    16.6      37.5     87.9
Eaton Vance Corporation              51.4     17.6    61.1     63.2    38.8      24.1     37.8
Federated Investors, Inc.            56.0     25.7    41.2     34.8    22.2      22.4    108.9
Franklin Resources, Inc.             59.8     22.3    32.4     30.5    23.2      14.2     14.3
Gabelli Asset Management Inc.        82.2     41.0    38.6     43.3    25.9       na       na
John Nuveen                          87.1     27.8    47.4     47.4    28.5      16.6     10.3
Neuberger Berman Inc.                64.6     41.3    42.0     40.1    23.8      (0.4)     na
Stilwell Financial                   82.1     25.0    46.6     44.1    25.0      35.7     38.4
T. Rowe Price Associates, Inc.       76.3     30.8    43.8     37.6    23.6      20.9     34.5
Waddell & Reed Financial Inc.        51.2     12.4    48.1     43.5    26.9      17.3     11.9
                                 ---------------------------------------------------------------------
                                     75.5%    26.9%   41.4%    37.7%   22.8%     32.4%    42.6%

                                     79.2     26.7    41.6     38.9    23.7      22.4     37.8
                                 ---------------------------------------------------------------------

NB Financial data excludes all non-recurring and extraordinary items.

(1)  Operating Cash Flow equals net income plus depreciation and amortization.

(2)  PXP has been excluded from the mean and median calculations.

(3)  Financial data is adjusted to reflect US GAAP.

(4)  Revenue CAGR for Neuberger Berman is only available for 1 year.

                                                                PROJECT GRISWOLD
Summary Operating Statistics

                                            Total Revenue as a % of Average AUM       Advisory Revenue as a % of Average AUM
                                          ---------------------------------------   ------------------------------------------
                                            1997           1998           1999        1997            1998             1999
                                          --------      ----------      ---------   --------      -----------       ----------
------------------------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners
    Including PHL                           0.37%           0.45%         0.48%          0.31%        0.39%        0.42%
    Excluding PHL General Account           0.40            0.50          0.53           0.33         0.43         0.46
------------------------------------------------------------------------------------------------------------------------------

Affiliated Managers Group, Inc.             0.21            0.39          0.52           0.21         0.38         0.52
AMVESCAP PLC                                0.46            0.50          0.49           0.46         0.49         0.49
BlackRock Inc.                              0.21            0.27          0.23           0.18         0.25         0.22
Eaton Vance Corporation                     0.89            0.96          0.89           0.51         0.59         0.46
Federated Investors, Inc.                   0.44            0.47          0.49           0.37         0.45         0.27
Franklin Resources, Inc.                    1.09            1.16          0.99           0.62         0.63         0.59
Gabelli Asset Management Inc.               0.89            0.88          0.85           0.73         0.77         0.69
John Nuveen                                 0.54            0.56          0.58           0.45         0.49         0.51
Neuberger Berman Inc.                       0.93            1.04          1.04           0.61         0.68         0.67
Stilwell Financial                          0.68            0.59          0.47           0.54         0.48         0.39
T. Rowe Price Associates, Inc.              0.61            0.60          0.60           0.47         0.46         0.46
Waddell & Reed Financial Inc.               1.08            1.04          0.97           0.50         0.50         0.49

------------------------------------------------------------------------------------------------------------------------------
Mean/(1)/                                   0.67            0.70          0.68           0.47         0.51         0.48
------------------------------------------------------------------------------------------------------------------------------

(1) Mean excludes PXP.

                                                                PROJECT GRISWOLD

                                               EBITDA Margin                               EBT Margin
                                   -------------------------------------      -------------------------------------
                                     1997          1998          1999           1997          1998          1999
                                   ---------     ---------     ---------      ---------     ---------     ---------
-------------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners           30.9%         33.4%         35.3%          20.7%         17.0%         17.6%
-------------------------------------------------------------------------------------------------------------------

Affiliated Managers Group, Inc.       33.5          47.8          22.0            3.1          17.7          16.8
AMVESCAP PLC                          39.8          33.1          39.2           24.8          21.4          22.3
BlackRock Inc.                        35.9          28.7          34.2           22.2          22.1          28.8
Eaton Vance Corporation               60.0          46.4          61.1           32.8          22.3          63.2
Federated Investors, Inc.             35.4          43.9          41.2           20.3          27.9          34.8
Franklin Resources, Inc.              32.7          31.5          32,4           27.3          25.0          30.5
Gabelli Asset Management Inc.         36.6          40.4          38.6           33.6          35.9          43.3
John Nuveen                           50.8          50.2          47.4           45.4          44.8          47.4
Neuberger Berman Inc.                 44.4          46.2          42.0           44.4          44.7          40.1
Stilwell Financial                    43.8          44.3          46.6           42.3          42.6          44.1
T. Rowe Price Associates, Inc.        57.5          57.4          43.8           31.0          31.7          37.6
Waddell & Reed Financial Inc.         51.6          51.7          48.1           45.5          45.8          43.5

-------------------------------------------------------------------------------------------------------------------
Mean/(1)/                             43.5          43.5          41.4           31.1          31.9          37.7
-------------------------------------------------------------------------------------------------------------------

(1) Mean excludes PXP.

                                                                PROJECT GRISWOLD

                                        EBT as a % of Average AUM                 Comp. Expense to Total Revenue
                                   -------------------------------------      -------------------------------------
                                     1997          1998          1999           1997          1998          1999
                                   ---------     ---------     ---------      ---------     ---------     ---------
-------------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners            0.8%          0.8%         0.09%          44.2%         40.8%         39.8%
-------------------------------------------------------------------------------------------------------------------

Affiliated Managers Group, Inc.       0.01          0.07          0.09           43.1          36.4          44.0
AMVESCAP PLC                          0.11          0.11          0.11             --            --            --
BlackRock Inc.                        0.05          0.06          0.07           38.0          44.0          35.3
Eaton Vance Corporation               0.29          0.21          0.56           22.5          23.2          17.6
Federated Investors, Inc.             0.09          0.13          0.17           34.5          28.1          25.7
Franklin Resources, Inc.              0.30          0.29          0.30           20.0          21.6          22.3
Gabelli Asset Management Inc.         0.30          0.31          0.37           47.4          43.3          41.0
John Nuveen                           0.25          0.25          0.28           28.7          28.9          27.8
Neuberger Berman Inc.                 0.41          0.46          0.42           38.7          37.2          41.3
Stilwell Financial                    0.29          0.25          0.21           24.3          25.0          25.0
T. Rowe Price Associates, Inc.        0.19          0.19          0.22           33.6          34.3          30.8
Waddell & Reed Financial Inc.         0.49          0.49          0.42           10.5          10.9          12.4
-------------------------------------------------------------------------------------------------------------------
Mean/(1)/                             0.23          0.24          0.27           28.5          27.8          26.9
-------------------------------------------------------------------------------------------------------------------

(1) Mean excludes PXP.

                                                                PROJECT GRISWOLD

Selected Comparable Company Analysis:
Market Statistics



        (Dollars in Millions)


                                                                                                 Firm Value as a Multiple of:
                                                                                           ----------------------------------------
                                       Stock Price    As % of 52-Wk       Mkt.         Firm    as % of    LTM      LTM       LTM
                                                    -----------------
                                           7/24/00    High       Low      Cap.     Value (1)      AUM     Rev.    EBITDA    EBIT
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners      (4)       $10.81      90%      171%     $   602    $   820      1.3%     2.7x     7.1x     10.5x
-----------------------------------------------------------------------------------------------------------------------------------
Affiliated Managers Group, Inc.            $44.75      88%      203%     $   993    $ 1,211      1.3%     2.5x     11.5x    15.5x
AMVESCAP PLC                     (5)        86.81      95       241       11,263     11,822      3.0      6.1      15.6     24.7
BlackRock Inc.                              34.06      94       273        2,175      2,086      1.2      5.2      15.2     17.5
Eaton Vance Corporation                     49.81      97       182        1,760      1,735      3.9      4.4       7.2      7.2
Federated Investors, Inc.                   25.19      93       246        2,013      2,237      1.8      3.7       8.9      9.5
Franklin Resources, Inc.                    33.81      84       137        8,235      7,539      3.2      3.3      10.0     11.5
Gabelli Asset Management Inc.               23.00      87       162          681        625      2.7      3.2       8.3      8.4
John Nuveen                                 43.19      95       129        1,351      1,369      2.3      3.9       8.2      8.9
Neuberger Berman Inc.                       48.00      98       203        2,361      2,437      4.4      4.2      10.1     10.5
Stilwell Financial                          49.63      95       135       11,451     11,168      3.4      7.3      15.7     16.8
T. Rowe Price Associates, Inc.              45.25      94       175        5,465      5,110      2.8      4.6      10.5     11.3
Waddell & Reed Financial Inc.               33.94      95       252        1,413      1,324      3.2      3.3       6.9      7.1

                                                                      -------------------------------------------------------------
                                                                      Mean /(4)/                 2.8%     4.3x     10.7x    12.4x

                                                                      Median /(4)/               2.9      4.1      10.0     10.9
                                                                      -------------------------------------------------------------

                                                                 Market Cap. as a Multiple of:                      IBES
                                         -------------------------------------------------------------------------
                                               LTM        LTM      Op. Cash       12 Mos.         Calendar:        Growth
                                                                                           -----------------------
                                           Pre-Tax    Net.Inc.     Flow (2)   Fwd. EE (3)     00EE (3)   01EE (3)   Rate
--------------------------------------------------------------------------------------------------------------------------
Phoenix Investment Partners      (4)          9.1x       14.4x         7.6x         13.3x        14.0x      12.9x   10.0%
--------------------------------------------------------------------------------------------------------------------------
Affiliated Managers Group, Inc.              12.3x       21.7x        13.6x         15.9x        18.0x      14.7x   22.5%
AMVESCAP PLC                     (5)         26.2        59.5         24.2          22.0         24.0       20.8    20.0
BlackRock Inc.                               18.8        32.8         25.9          23.6         26.2       22.0    16.0
Eaton Vance Corporation                       7.0        11.5          7.5          14.8         15.9       14.1    20.0
Federated Investors, Inc.                     9.5        14.9          9.9          19.0         20.6       17.9    16.0
Franklin Resources, Inc.                     11.6        15.3         11.4          13.6         14.5       13.0    15.0
Gabelli Asset Management Inc.                 8.1        13.5         13.3          11.2         12.4       10.5    15.0
John Nuveen                                   8.1        13.5         11.5          12.9         13.5       12.4    10.0
Neuberger Berman Inc.                        10.2        17.2         15.9          15.7         16.8       15.0    12.0
Stilwell Financial                           17.0        30.0         26.9          16.8         18.9       15.6    17.0
T. Rowe Price Associates, Inc.               13.1        20.9         18.5          19.6         20.4       19.1    15.0
Waddell & Reed Financial Inc.                 8.1        13.1         12.5          19.7         20.9       18.9    15.0

                                         ---------------------------------------------------------------------------------
                                             12.5x       22.0x        15.9x         17.1x        18.5x      16.2x   16.1%

                                             10.9        16.3         13.4          16.4         18.4       15.3    15.5
                                         ---------------------------------------------------------------------------------

NB Financial data excludes all non-recurring and extraordinary items.
(1) Represents market capitalization plus long-term debt and minority interest less cash and cash equivalents.
(2) Represents Net Income plus Depreciation and Amortization.
(3) Earnings estimates represent IBES median estimates.
(4) PXP has been excluded from the mean and median calculations. PXP's financial information has been adjusted for Seneca minority interest, interest on convertible debt and Engemann liability.
(5) Market data represents that of the American Depository Shares (which each represent 5 ordinary shares). Financial data is adjusted to reflect US GAAP.

                                                                PROJECT GRISWOLD

Price Performance

WEEKLY DATA: 11/15/95 TO 7/24/00

                           [LINE GRAPH APPEARS HERE]

        ____ PXP            ____ All Asset Managers            ____ SPX

RETURN MATRIX

                               Since 11/15/95/(1)/     3 Years/(1)/      1 Year      YTD     3 Month    1 Month   Since 7/24
                               -------------------     ------------      ------     -----    -------    -------   ----------
 PXP                                  12.9%                10.6%         25.4%      41.8%     37.3%      11.6%       30.6%
 All Asset Managers /(2)/             22.3                 12.7          40.2       46.3      21.5        8.9         4.1
 S&P 500                              21.2                 16.0           8.6        0.6      (0.9)       0.6         0.6

(1) Annualized returns
(2) All Asset Managers Index consists of AMG, AVZ, BLK, EV, FII, BEN, GBL, JNC, NEU, TROW and WDR.

                                                                PROJECT GRISWOLD

4    VALUATION CONSIDERATIONS

                                                                PROJECT GRISWOLD

Analysis of Premium to Market


Offer Price Per Share                         $  12.50

--------------------------------------------------------------------------------
Premium Analysis
Based on $12.50 per PXP Share               Benchmark                   Premium
--------------------------------------------------------------------------------
    LTM High                                 $  12.06                     3.6 %
--------------------------------------------------------------------------------
    Closing Price, 7/24                         10.81                    15.6
--------------------------------------------------------------------------------
    One week prior to offer                     11.25                    11.1

    Average during last week                    11.04                    13.2
--------------------------------------------------------------------------------
    Four weeks prior to offer                    9.69                    29.0

    Average during four weeks                   10.86                    15.1
--------------------------------------------------------------------------------
    Three months prior to offer                  7.94                    57.5

    Average during three months                  9.49                    31.7
--------------------------------------------------------------------------------
    LTM Low                                      6.31                    98.0
--------------------------------------------------------------------------------

                                                                PROJECT GRISWOLD

Implied Valuation Summary

(Dollars in Millions)
Valuation Methodology                       $ 12.50  $ 13.00  $ 14.00  $ 15.00   $ 16.00  $ 17.00
                                           --------------------------------------------------------
                                                                       $ 14.37 - $16.00
   COMPARABLE COMPANIES ANALYSIS

   GOING PRIVATE PREMIUMS (1992 to Present)
        Financial Institutions              $11.77 - $13.49
        All Cash Transactions               $12.09 - $13.74


   GOING PRIVATE PREMIUMS (1999 to Present)
        Financial Institutions                    Initial              $14.17 - $ 15.72
                                                  Offer

        All Cash Transactions                                 $13.62 - $14.17

   DISCOUNTED CASH FLOW  ANALYSIS/(1)/

   PRIVATE MARKET ANALYSIS


(Dollars in Millions)
Valuation Methodology                      $ 18.00  $ 19.00  $ 20.00 $21.00  $ 22.00
                                           -----------------------------------------

   COMPARABLE COMPANIES ANALYSIS

   GOING PRIVATE PREMIUMS (1992 to Present)
        Financial Institutions
        All Cash Transactions


   GOING PRIVATE PREMIUMS (1999 to Present)
        Financial Institutions


        All Cash Transactions

   DISCOUNTED CASH FLOW  ANALYSIS/(1)/                  $16.52 - $22.13

   PRIVATE MARKET ANALYSIS                                       $19.10 - $21.32

                                    Reference Data
                                 --------------------------
   Transaction Metrics            Reported   Adjusted/(2)/     $ 12.50      $13.00    $  14.00    $ 15.00     $16.00   $17.00
                                 ----------  --------------   ----------------------------------------------------------------
     Diluted Market Cap.           602.1         N/A           $ 706.9      $738.0    $  800.1    $ 862.3     $924.4  $ $986.6

     Implied Firm Value (3)        820.2         N/A             925.1       956.1     1,018.3    1,080.4    1,142.6   1,204.7

     Premium to Market            $10.81         N/A              15.6%       20.2%       29.5 %     38.7%      48.0%     57.2%
     as of July 24
        1 week prior               11.25         N/A              11.1        15.6        24.4       33.3       42.2      51.1
        4 weeks prior               9.69         N/A              29.0        34.2        44.5       54.8       65.2      75.5
        LTM High (7/10/00)         12.06         N/A               3.6         7.8        16.1       24.4       32.6      40.9

     Valuation Metrics
        Firm Value Multiples
        As % of AUM              $60,832                           1.5%        1.6%        1.75%      1.8%       1.9%      2.0%
        LTM Revenues               315.7       $303.6              3.0x        3.1x        3.4x       3.6x       3.8x      4.0x
        LTM EBITDA                 119.9        115.0              8.0         8.3         8.9        9.4        9.9      10.5
        Equity Value
        Multiples
        LTM Pre-tax              $  61.5       $ 66.1             10.7x       11.2x       12.1x      13.0x      14.0 x    14.9 x
        Earnings
        LTM Net Income              39.3         41.8             16.9        17.6        19.1       20.6       22.1      23.6
        LTM Cash Flow (4)           76.2         78.7              9.0         9.4        10.2       11.0       11.7      12.5
        2000E Earnings (1)          40.5         43.1             16.4        17.1        18.6       20.0       21.5      22.9
        2001E Earnings (1)          44.0         46.6             15.2         5.8        17.2       18.5       19.8      21.2

Transaction Metrics                           $  18.00      $   19.00    $   20.00    $     21.00       $  22.00
                                             ---------------------------------------------------------------------
  Diluted Market Cap.                          1,048.7      $ 1,110.9    $ 1,173.0    $   1,235.1       $1,297.3

  Implied Firm Value (3)                       1,266.9        1,329.0      1,391.1        1,453.3        1,515.4

  Premium to Market as of July 24                 66.5%        75.7%          85.0%          94.2%         103.5%
     1 week prior                                 60.0         68.9           77.8           86.7           95.6
     4 weeks prior                                85.8         96.1          106.5          116.8          127.1
     LTM High (7/10/00)                           49.2         57.7           65.8           74.1           82.4

  Valuation Metrics                                2.1%         2.2%           2.3%           2.4%           2.5%
     Firm Value Multiples                          4.2x         4.4x           4.6x           4.8X           5.0x
       As % of AUM                                11.0         11.6           12.1           12.6           13.2
       LTM Revenues
       LTM EBITDA                                 15.9x        16.8x          17.7x          18.7x          19.6x
     Equity Value Multiples                       25.1         26.6           28.0           29.5           31.0
       LTM Pre-tax Earnings                       13.3         14.1           14.9           15.7           16.5
       LTM Net Income                             24.4         25.8           27.2           28.7           30.1
       LTM Cash Flow (4)                          22.5         23.8           25.2           26.5           27.8
       2000E Earnings (1)
       2001E Earnings (1)

--------------------------------------------------------------------------------
(1) Based on PXP 2000 Financial Plan.
(2) Adjusted for Seneca minority interest, interest on convertible debt and Engemann liability.
(3) Adjusted for net debt.
(4) Net income plus depreciation and amortization.

                                                                PROJECT GRISWOLD


Valuation Summary Implied Median Multiples

 ---------------------------------------------------------------------------------------------------------------------------------
                                                         Reference Data (a)                                   Implied Equity
 (Dollars in millions)                                Reported      Adjusted (b)   Median Valuation (c)       Valuation Range
 ---------------------------------------------------------------------------------------------------------------------------------
 PUBLIC MARKET ANALYSIS - TRADING (d)

 Firm Value / LTM Revenues                            $  315.7      $ 303.6        3.9 %   ---    4.3%   $   954.5   ---  $1,078.0
 Firm Value / LTM EBITDA                                 119.9        115.0        9.5     ---   10.5        878.2   ---     993.6
 Market Value / LTM Cash Flow (e)                         76.2         78.7       12.8     ---   14.1      1,004.9   ---   1,110.6
 Market Value / LTM Pre-tax Earnings                      61.5         66.1       10.4     ---   11.5        685.7   ---     757.9
 Market Value / LTM Earnings                              39.3         41.8       15.4     ---   17.1        645.9   ---     713.9
 Market Value / 2000E Earnings (f)                        40.5         43.1       17.5     ---   19.4        754.3   ---     833.7
 Market Value / 2001E Earnings (f)                        44.0         46.6       14.5     ---   16.1        678.2   ---     749.6

 ---------------------------------------------------------------------------------------------------------------------------------
 Average Valuation Range                                                                                 $   800.2   ---  $  891.0
 Per Share                                                                                               $   14.37   ---  $  16.00
 ---------------------------------------------------------------------------------------------------------------------------------

 PRIVATE MARKET ANALYSIS - RECENT PRECEDENTS (g)

 Firm Value / LTM Revenues                            $  315.7      $ 303.6        4.8 %   ---    5.3%   $ 1,227.8   ---  $1,380.0
 Firm Value / LTM EBITDA                                 119.9        115.0       12.0     ---   13.3      1,161.3   ---   1,306.5
 Market Value / LTM Pre-tax Earnings                      61.5         66.1       14.8     ---   16.4        979.4   ---   1,082.5
 Market Value / LTM Earnings                              39.3         41.8       21.2     ---   23.4        886.1   ---     979.3

 ---------------------------------------------------------------------------------------------------------------------------------
 Average Valuation Range (h)                                                                             $ 1,063.6   ---  $1,187.1
 Per Share                                                                                               $   19.10   ---  $  21.32
 ---------------------------------------------------------------------------------------------------------------------------------

N.B.  Assumes 55.7 million shares outstanding on a diluted basis.

(a)  As of 6/30/00.
(b) Adjusted for Seneca minority interest, interest on convertible debt and Engemann liability.
(c)  Range is + / - 5 % of the median multiple.
(d) Based upon trading statistics for comparable companies. Historical financial information for comparable companies are as of 3/31/00.
(e)  Net Income plus depreciation and amortization.
(f)  Based on PXP 2000 Financial Plan.
(g) Based upon selected transactions since 1997 involving a domestic asset manager with purchase price greater than $300 million.
(h)  Valuations include full change-of-control premium.

                                                                PROJECT GRISWOLD

Going Private Transactions:
Implied Premiums Analysis Since 1992

    ACQUIRORS HOLDING 40% OR MORE AT ANNOUNCEMENT, 1992 - TODAY
    -------------------------------------------------------------------------------------------------------------------------------
                                                           Premium                                  Implied Valuation
                                            ---------------------------------------------------------------------------------------
                                Number of           25th                      75th            25th                          75th
                                  Deals       Percentile    Median      Percentile      Percentile        Median      Percentile
    ------------------------------------------------------------------------------------------------------------------------------
    One Week Prior
       All Transactions               119           11.5%     20.4%           39.8%       $  12.54      $  13.55        $  15.73
       Financial Institutions          29           15.5      21.4            38.9           12.99         13.66           15.63
       All Cash                        92           15.2      23.0            42.0           12.95         13.84           15.98

    Four Weeks Prior
       All Transactions               119            9.2%     23.2%           41.0%       $  10.57      $  11.94        $  13.66
       Financial Institutions          29            9.9      23.2            42.0           10.65         11.94           13.76
       All Cash                        92           11.5      26.0            44.2           10.80         12.21           13.97

    ACQUIRORS HOLDING 60% OR MORE AT ANNOUNCEMENT, 1992 - TODAY
    ------------------------------------------------------------------------------------------------------------------------------
                                                           Premium                                  Implied Valuation
                                            --------------------------------------------------------------------------------------
                                Number of           25th                      75th            25th                          75th
                                  Deals       Percentile    Median      Percentile      Percentile        Median      Percentile
    ------------------------------------------------------------------------------------------------------------------------------
    One Week Prior
       All Transactions                82           11.5%     18.6%           38.0%       $  12.54      $  13.34        $  15.52
       Financial Institutions          18            8.5      18.5            29.1           12.20         13.33           14.53
       All Cash                        63           12.8      21.3            38.6           12.69         13.65           15.59

    Four Weeks Prior
       All Transactions                82            6.4%     21.8%           41.8%       $  10.30      $  11.80        $  13.74
       Financial Institutions          18            4.2      19.7            33.2           10.09         11.60           12.90
       All Cash                        63            9.2      23.7            43.3           10.57         11.98           13.88

                                            ----------------------------------------------------------------------
                                              Financial Institutions     One Week                       $  13.49
                                                                         Four Weeks                        11.77
                                            ----------------------------------------------------------------------
                                            ----------------------------------------------------------------------
                                              All Cash                   One Week                          13.74
                                                                         Four Weeks                        12.09
                                            ----------------------------------------------------------------------

N.B. Includes all non-withdrawn transactions with a value greater than $40 million involving a domestic minority target firm

                                                                PROJECT GRISWOLD

Going Private Transactions:
Implied Premiums Analysis Since 1999

   ACQUIRORS HOLDING 40% OR MORE AT ANNOUNCEMENT, 1999 - TODAY
   -------------------------------------------------------------------------------------------------------------------------------
                                                        Premium                                   Implied Valuation
                               Number of         25th                     75th           25th                               75th
                                 Deals     Percentile    Median     Percentile     Percentile          Median         Percentile
   -------------------------------------------------------------------------------------------------------------------------------
   One Week Prior

     All Transactions                 32         10.4%     23.3%          42.9%       $ 12.42         $ 13.87           $  16.08
     Financial Institutions            8         36.5      39.9           54.7          15.36           15.74              17.41
     All Cash                         27         17.1      30.7           45.1          13.18           14.70              16.32

   Four Weeks Prior

     All Transactions                 32         15.6%     38.3%          52.4%       $ 11.20         $ 13.40           $  14.77
     Financial Institutions            8         41.2      49.2           66.2          13.68           14.46              16.10
     All Cash                         27         25.6      41.2           53.9          12.17           13.68              14.91


   ACQUIRORS HOLDING 60% OR MORE AT ANNOUNCEMENT, 1999 - TODAY
   -------------------------------------------------------------------------------------------------------------------------------
                                                        Premium                                   Implied Valuation
                               Number of         25th                     75th           25th                               75th
                                 Deals     Percentile    Median     Percentile     Percentile          Median         Percentile
   -------------------------------------------------------------------------------------------------------------------------------
   One Week Prior

     All Transactions                 22          3.6%     20.9%          42.2%       $ 11.66         $ 13.60           $  16.00
     Financial Institutions            5         29.5      39.5           40.3          14.57           15.70              15.78
     All Cash                         20          8.9      21.3           42.9          12.25           13.64              16.08

   Four Weeks Prior

     All Transactions                 22         14.8%     38.7%          54.2%       $ 11.12         $ 13.44           $  14.94
     Financial Institutions            5         35.1      43.3           64.8          13.08           13.88              15.97
     All Cash                         20         17.8      40.0           55.8          11.41           13.56              15.10

                                           -------------------------------------------------------------------
                                            Financial Institutions  One Week                          $ 15.72
                                                                    Four Weeks                          14.17
                                           -------------------------------------------------------------------
                                           -------------------------------------------------------------------
                                            All Cash                One Week                            14.17
                                                                    Four Weeks                          13.62
                                           -------------------------------------------------------------------

N.B. Includes all non-withdrawn transactions with a value greater than $40 million involving a domestic minority target firm

                                                                PROJECT GRISWOLD

Discounted Cash Flow Analysis

                                                                               2000      2001         2002       2003         2004
   ---------------------------------------------------------------------------------------------------------------------------------
   EBITDA (a)                                                             $   129.1     $136.2      $156.9      $173.3     $  191.5
     Less: Taxes (b)                                                          (56.8)     (59.9)      (69.0)      (76.3)       (84.2)
                                                                          ---------     ------      ------      ------     --------
   After-tax Cash Flows                                                        72.3       76.3        87.8        97.0        107.2

   Depreciation - CapEx                                                         0.0        0.0         0.0         0.0          0.0
   Change in Working Capital (c)                                              (10.0)      (4.4)       (8.3)       (8.3)        (9.2)
   Estimated Engemann Liability (d)                                           (50.0)       ---         ---         ---          ---
   Terminal value (e)                                                           ---        ---         ---         ---      1,723.2
                                                                          ---------     ------      ------      ------     --------
     Total cash flows                                                     $    12.3     $ 71.9      $ 79.6      $ 88.8     $1,821.2
     Present value of cash flows at June 30, 2000 (e)                     $ 1,238.7
     Less: Net Debt (f)                                                      (168.1)
                                                                          ---------
     ------------------------------------------------------------------------------
        Equity Value                                                      $ 1,070.6
        Equity Value per Share (g)                                        $   19.23
     ------------------------------------------------------------------------------

                                                            Discount           Assumed Terminal Multiple on EBITDA
                                                                      ---------------------------------------------------
                                                            Rate (h)       7.0 x         8.0 x       9.0 x      10.0 x
                                                                      ---------------------------------------------------
                                                            12.00 %       $15.94        $18.00      $20.07     $ 22.13
                                                            13.00          15.26         17.24       19.23       21.21
                                                            14.00          14.61         16.52       18.42       20.33
                                                                                     ------------------------------------
                                                            15.00          13.99         15.82       17.66       19.49
                                                            16.00          13.40         15.16       16.93       18.69


   N.B. Based on a weighted average cost of capital of 13.00%.
   (a) 2000-02 from PXP 2000 Financial Plan; thereafter based on an EBITDA long term growth rate of 10.5%.
   (b) Assumes an effective tax rate of 44.0%, per PXP management.
   (c) Assumed equal to one-twelfth the change in expense and one-fourth the change in revenue.
   (d) Payable at Engemann's option on September 3, 2000.
   (e) Calculated using terminal multiple of 9.0x 2004 EBITDA and 13.00% discount rate.
   (f) Excludes convertible debentures which are assumed to have been converted into shares of common stock.
   (g) Based on 55.7 million diluted shares (option data as of 6/30/00), using the treasury method.
   (h) See Appendix: (i) Summary of Equity Betas and (ii) Weighted Average
       Cost of Capital.

                                                                PROJECT GRISWOLD

Selected Private Market Asset Management Transactions(a)

In Millions
                       Acquiror                                                    Target
                                      --------------------------------------------------------------------------------------------
 Announce                                                                                       Product Info
   Date        Name                   Name                    AUM     % Mut. Fund   % Inst.   % HNW    Equity    FI     Money Mkt.
----------     -------------------    --------------------------------------------------------------------------------------------
  06/20/00     Alliance Capital       Sanford C.
               Management             Bernstein & Co         85,500           -       62.8     37.2%    80.0%    19.0%     1.0%

  06/20/00     Old Mutual Plc         United Asset
                                      Management            188,000        25.0       64.8     10.1     88.0     19.0      1.0

  06/16/00     CDC Asset Mgmt.        Nvest, L.P.           134,000        27.6       64.9      7.5     42.0     48.0     10.0

  06/12/00     Liberty Financial      Wanger Asset
               Companies              Mgmt., LP               9,133        91.6        8.4        -     91.7        -      8.3

  05/15/00     Unicredito Italiano    Pioneer Group          24,500        95.6        4.4       na     94.2      4.0      1.8
               Group

  01/13/00     Charles Schwab         U.S. Trust Corp.       86,000        12.6       19.4     68.0     54.0     46.0       na

  11/01/99     Allianz AG             PIMCO Advisors LP     256,153        17.0       83.0       na     33.0     66.0      1.0

  08/10/98     Northwestern Mutual    Frank Russell
               Life                   Company                42,000           -      100.0       na     67.0     23.0     10.0

  11/05/97     PIMCO Advisors L.P.    Oppenheimer Capital    61,393        13.0       87.0       na     82.0     13.0      5.0

                      Acquiror                      FV as a      FV as a Multiple of:      Price as a Multiple of:
                                                                ----------------------    -------------------------
 Announce                               Purchase   Percent of     LTM           LTM           LTM           LTM
   Date        Name                       Price       AUM       Revenues       EBITDA      Pretax Inc.    Net Inc.
----------     -------------------     ----------------------------------------------------------------------------
  06/20/00     Alliance Capital
               Management               3,500.0         nd          nd          10.5x           nd            nd

  06/20/00     Old Mutual Plc           1,460.0       1.18        2.5x           7.1          13.0x         22.6x


  06/16/00     CDC Asset Mgmt.          1,909.0       1.64        3.4           12.3          18.2            na

  06/12/00     Liberty Financial
               Companies                  388.0       4.21         nd             nd            nd            nd

  05/15/00     Unicredito Italiano
               Group                    1,226.0       5.14        5.7           18.5          26.7          40.3

  01/13/00     Charles Schwab           2,700.0       3.14        5.1           18.1          29.8          34.6

  11/01/99     Allianz AG               3,220.1       1.85        5.0           15.6          20.5          22.0

  08/10/98     Northwestern Mutual
               Life                     1,200.0         nd         nd             nd            na            nd

  11/05/97     PIMCO Advisors L.P.        792.8       1.91        5.7           12.6          12.8          21.0

                                       ----------------------------------------------------------------------------
                                         Mean         2.89%       4.5x          13.9x         17.8x         27.3x

                                         Median       2.86        5.0           12.6          15.6          22.3
                                       ----------------------------------------------------------------------------

N.B. "nd" indicates that transaction pricing was not publicly disclosed, although actual pricing has been incorporated into the mean and median.

(a) Based upon selected transactions since 1997 involving a domestic asset manager with purchase price greater than $300 million.

                                                                PROJECT GRISWOLD

APPENDIX

                                                                PROJECT GRISWOLD

Going Private Transactions Deal List

                       Per Share     % Change
                    --------------
        Date        Initial  Final From Initial                                                                Deal
-------------------                                                                                           Value     %      %
Announced Completed  Price   Price    Offer   Acquiror Name                   Target Name                      ($M)   Stock   Cash
===================================================================================================================================
4/25/00   Pending   $ 8.00  $ 8.00       -    Investor Group                  MPW Industrial Services Group  $  122.4    -    100.0%
4/24/00   Pending    18.75   26.40    40.8%   Investor Group                  Cherry Corp                       144.5    -    100.0
3/27/00   6/27/00    44.00   50.50    14.8    Hartford Financial Services     Hartford Life(ITT Hartford)     1,324.6    -    100.0
3/23/00   Pending     3.40     -         -    Security Capital Group Inc      Homestead Village Inc             130.1    -    100.0
3/21/00   4/20/00    41.50   41.95     1.1    Citigroup Inc                   Travelers Property Casualty     2,449.3    -    100.0
3/17/00   Pending    71.00     -         -    BP Amoco PLC                    Vastar Resources Inc            1,335.5    -    100.0
2/22/00   Pending    62.01   62.01       -    Global Crossing Ltd             IXnet Inc(IPC Information)        876.9  100.0    -
2/14/00   Pending    71.50   71.50            Healtheon/WebMD Inc             CareInsite Inc(Synetic Inc)     1,883.8  100.0    0.0
1/31/00   Pending    15.00   15.00       -    Thermo Instrument Systems Inc   Thermo Optek Corp                  51.8    -    100.0
1/31/00   Pending    17.00   17.00       -    Thermo Instrument Systems Inc   ThermoQuest Corp                   96.9    -    100.0
1/31/00   Pending    28.00   28.00       -    Thermo Instrument Systems Inc   Thermo BioAnalysis(Thermo)        167.9    -    100.0
1/19/00   4/19/00    10.50   12.50    19.0    Metropolitan Life Insurance Co  Conning Corp                       84.6    -    100.0
1/19/00   Pending    49.00   49.00       -    Dexter Corp                     Life Technologies Inc(Dexter)     356.9    -    100.0
1/19/00   2/9/00     23.50   23.50       -    Elyo(Suez Lyonnaise des Eaux)   Trigen Energy Corp                159.2    -    100.0
1/11/00   Pending    21.00   21.00       -    Investor Group                  Hayes Lemmerz International       165.2    -    100.0
12/21/99  12/21/99     -       -         -    Guardian Industries Corp        OIS Optical Imaging Systems        40.2    -    100.0
12/8/99   Pending      -       -         -    Heico Companies LLC             Robertson-Ceco Corp                49.6    -    100.0
12/1/99   Pending    13.25   16.50    24.5    Boise Cascade Corp              Boise Cascade Office Products     205.3    -    100.0
11/16/99  Pending     6.00    6.00       -    Thermo Electron Corp            Thermo TerraTech Inc(Thermo)       80.7  100.0    0.0
11/12/99  Pending    17.00   17.00       -    Cordant Technologies Inc        Howmet International Inc          261.4    -    100.0
11/5/99   11/5/99    36.50   36.50       -    Discount Investment Corp(IDB)   PEC Israel Economic Corp          205.8    -    100.0
9/20/99   Pending    22.00   22.00       -    Elyo(Suez Lyonnaise des Eaux)   Trigen Energy Corp                132.7    -    100.0
9/3/99    Pending    10.30   10.30       -    Investor Group                  Digital Link Corp                  50.7    -    100.0
7/29/99   Pending     8.75    8.75       -    Cactus Acquisitions Inc         Western Beef Inc                   89.2    -    100.0
6/8/99    7/28/99    37.00   37.00       -    Merck E(Merck AG)               WWR Scientific Products Corp      581.1    -    100.0
5/7/99    7/30/99    35.62   35.62       -    McDermott International Inc     J Ray McDermott SA                514.5    -    100.0
4/12/99   6/30/99     8.00   10.00    25.0    Investor Group                  Meadowcraft Inc                    53.2    -    100.0
4/1/99    8/15/99     2.00    2.90    45.0    Vivendi SA                      Aqua Alliance Inc                 117.1    -    100.0
3/24/99   9/21/99    25.00   28.00    12.0    Warburg, Pincus Ventures Inc    Knoll Inc(Warburg, Pincus)        490.8    -    100.0
3/21/99   7/1/99      9.00    9.75     8.3    Viacom Inc(Natl Amusements)     Spelling Entertainment Group      191.6    -    100.0
2/8/99    2/8/99     17.00   17.00       -    Cordant Technologies Inc        Howmet International Inc          385.1    -    100.0
1/6/99    3/1/99     14.00   14.00       -    Marriott International Inc      ExecuStay Corp                     64.8    -    100.0
12/3/98   4/8/99      9.75   11.00    12.8    Fairchild Corp                  Banner Aerospace Inc               82.4  100.0    -
12/2/98   4/23/99    20.00   24.50    22.5    Pinault-Printemps Redoute       Brylane Inc                       230.6    -    100.0
11/12/98  5/14/99     8.00    8.00       -    UtiliCorp United Inc            Aquila Gas Pipeline Corp           43.2    -    100.0
10/27/98  12/14/98   29.00   33.25    14.7    Allmerica Financial Corp        Citizens Corp(Hanover Ins Co)     212.4    -    100.0
10/22/98  4/29/99    15.50   20.50    32.3    Bank of America National Trust  BA Merchant Sves(Bank America)    339.4    -    100.0


                                  Offer Premium            Held at
                           -------------------------
        Date                   1 Week      4 Week           Ann         Percent
-------------------
Announced Completed             Prior       Prior           Date         Sought
====================================================================================
4/25/00   Pending                58.0%       16.4%           52.4%         -
4/24/00   Pending               109.1        70.3            51.1         48.9%
3/27/00   6/27/00                40.3        43.3            80.4         18.3
3/23/00   Pending                29.5        64.8            72.3          -
3/21/00   4/20/00                39.5        35.1            85.0         15.0
3/17/00   Pending                15.4        44.9            80.1          -
2/22/00   Pending                22.8        25.9            72.4          -
2/14/00   Pending                (0.7)       (3.4)           64.9          -
1/31/00   Pending                (5.1)       41.2            90.0          -
1/31/00   Pending                47.0        61.9            85.4          -
1/31/00   Pending                55.6        53.4            70.1          -
1/19/00   4/19/00                38.9        52.1            56.6          -
1/19/00   Pending                 -           -              70.0          -
1/19/00   2/9/00                 42.4        31.9            49.6          -
1/11/00   Pending                23.5        38.8            72.0          -
12/21/99  12/21/99                -           -              79.6          -
12/8/99   Pending                 -           -              69.2          -
12/1/99   Pending                55.3        60.0            80.5          -
11/16/99  Pending                (9.4)       11.6            53.7          -
11/12/99  Pending                18.8        38.1            84.6          -
11/5/99   11/5/99                 1.0         2.8            69.3          -
9/20/99   Pending                20.5        18.1            49.6          -
9/3/99    Pending                23.0        32.9            42.4          -
7/29/99   Pending                42.9        38.6            71.4          -
6/8/99    7/28/99                30.7        46.5            49.9         50.1
5/7/99    7/30/99                13.1        19.2            63.0         37.0
4/12/99   6/30/99                63.3        77.8            73.0         27.0
4/1/99    8/15/99                19.0       101.7            77.8         22.2
3/24/99   9/21/99                51.9        46.4            58.2          -
3/21/99   7/1/99                 43.1        54.5            80.9         19.1
2/8/99    2/8/99                 11.5        13.3            62.0          -
1/6/99    3/1/99                  7.2         9.8            42.8         55.0
12/3/98   4/8/99                 41.9        40.8            69.2          -
12/2/98   4/23/99                88.5        44.1            49.0         49.2
11/12/98  5/14/99                17.4        68.4            81.6         18.4
10/27/98  12/14/98               17.2        20.9            81.8         18.2
10/22/98  4/29/99                56.2        42.0            65.4          -

Source: Thompson Financial Securities Data

                                                                PROJECT GRISWOLD


                          Per Share              % Change
                   ------------------------
       Date            Initial    Final        From Initial
-------------------
Announced Completed     Price     Price           Offer       Acquiror Name                       Target Name
-----------------------------------------------------------------------------------------------------------------------------------
10/16/98  2/12/99    $  19.00   $  19.00               -      Affiliated Computer Services        BRC Holdings Inc
 10/5/98   3/1/99       13.10      13.10               -      Apartment Investment & Mgmt Co      Insignia Properties Trust
 9/29/98  10/7/98       25.37      25.37               -      Newmont Mining Corp                 Newmont Gold Co
 9/23/98  2/25/99       10.46      11.44             9.4%     Inland Steel Industries Inc         Ryerson Tull Inc
 9/23/98 12/17/98        5.75       6.38            11.0      Usinor SA                           J&L Specialty Steel Inc
  9/8/98 12/15/98       25.50      30.00            17.6      Investor Group                      PEC Israel Economic Corp
 8/24/98 11/19/98       20.77      20.77               -      Liberty Media(Tele-Commun)          Tele-Commun Intl(Tele-Commun)
 8/19/98  8/19/98       24.00      24.00               -      Tracinda Corp                       Metro-Goldwyn-Mayer Inc
  7/7/98 12/23/98       37.00      39.13             5.7      Dexter Corp                         Life Technologies Inc(Dexter)
 5/11/98  6/10/98       12.10      12.10               -      Fairchild Corp                      Banner Aerospace Inc
 4/30/98  11/2/98       20.50      28.00            36.6      Dow AgroSciences(Dow Chemical)      Mycogen Corp(Dow AgroSciences)
 3/31/98  3/26/99        7.00       7.00               -      Thermedics(Thermo Electron)         Thermo Voltek Corp
 3/27/98  7/15/98       18.25      18.25               -      ISP Holdings Inc                    Intl Specialty Prods
 3/17/98  7/31/98       48.00      63.00            31.3      Investor Group                      BET Holdings Inc
 3/16/98  11/5/98       17.00      12.00           (29.4)     Trace International Holdings        Foamex International Inc
 3/10/98  3/25/98       13.63      13.63               -      IP Forest Resources Co              IP Timberlands Ltd
  3/5/98  5/20/98       20.00      20.00               -      Xerox Corp                          XLConnect Solutions Inc
  2/6/98  3/18/98       12.00      12.00               -      Kohlberg Kravis Roberts & Co        PRIMEDIA Inc
 1/29/98  1/29/98       27.60      27.60               -      Flowers Industries Inc              Keebler Foods Co
 1/22/98  9/29/98       10.50      13.75            31.0      Buhrmann NV                         BT Office Products Intl Inc
 1/20/98  4/16/98       17.50      17.50               -      World Access Inc                    NACT Telecommunications(GST)
  1/8/98  1/30/98       13.00      13.00               -      Rayonier Inc                        Rayonier Timberlands LP
12/18/97  Pending       33.00      33.00               -      Telephone and Data Systems Inc      United States Cellular Corp
12/18/97       NA        8.00       8.00               -      Telephone and Data Systems Inc      Aerial Communications Inc
10/20/97  6/24/98       25.00      29.70            18.8      HSN Inc                             Ticketmaster Group Inc
 8/29/97 12/29/97       19.50      22.50               -      Rexel SA (Pinault-Printemps)        Rexel Inc
  7/9/97 12/23/97       24.00      22.05               -      Investor Group                      Seaman Furniture Co
 6/26/97 11/26/97       97.00      92.00               -      Rhone-Poulenc SA (France            Rhone-Poulenc Rorer Inc
 6/20/97  3/30/98       15.00      16.50               -      Waste Management Inc                Wheelabrator Technologies Inc
 6/13/97  3/26/98       52.75          -               -      Hilton Hotels Corp                  Bally's Grand Inc
  6/2/97  7/15/97       40.00      40.00               -      Anthem Inc                          Acordia Inc (Anthem Inc)
 5/22/97  7/30/97       14.25      15.50               -      Texas Industries Inc                Chaparral Steel Co
 5/14/97 11/18/97       32.00      33.94               -      Enron Corp                          Enron Global Power & Pipelines
  3/3/97  12/3/97       37.00      37.00               -      American Financial Group Inc        American Finl Enterprises Inc
 2/25/97   8/5/98       60.00          -               -      Petrofina SA                        Fina Inc
 1/28/97  5/21/97        7.25       8.00            10.3      Monsanto Co                         Calgene Inc (Monsanto Co)
 1/21/97   7/9/97       38.50      33.50           (13.0)     Mafco Holdings                      Mafco Consolidated Grp (Mafco)
 1/13/97   9/4/97       36.00      39.50             9.7      Zurich Group                        Zurich Reinsurance Centre Holding
12/17/96  7/16/97       29.00      33.00            13.8      Allmerica Financial Corporation     Allmerica Property & Casualty
11/27/96  3/27/97       14.25      14.25               -      JW Childs Equity Partners LP        Central Tractor Farm & Country
10/14/96  5/31/94       11.00      12.10            10.0      Valero Energy Corp                  Valero Natural Gas Partners LP
10/13/96   4/6/94       27.25      27.75             1.8      Medco Containment Services Inc      Medical Marketing Group Inc


                          Deal                               Offer Premium       Held at
                                                         ---------------------
       Date               Value       %          %         1 Week     4 Week       Ann      Percent
-------------------
Announced Completed       ($M)      Stock       Cash       Prior       Prior       Date     Sought
-----------------------------------------------------------------------------------------------------
10/16/98  2/12/99       $  131.9        -      100.0%        16.9%      15.2%       63.0%         -
 10/5/98   3/1/99           63.6    100.0%         -          7.5          -        75.0          -
 9/29/98  10/7/98          264.8    100.0          -         20.8       62.4        93.8        6.3%
 9/23/98  2/25/99           61.2    100.0          -        (11.6)     (40.8)       86.4          -
 9/23/98 12/17/98          115.0        -      100.0        112.5       37.8        53.5       46.5
  9/8/98 12/15/98          102.7        -      100.0         28.0       23.7        81.4       18.6
 8/24/98 11/19/98          379.1    100.0        0.0         (4.5)      (9.9)       81.1          -
 8/19/98  8/19/98          394.8        -      100.0         51.8        9.4        65.0          -
  7/7/98 12/23/98          215.8        -      100.0         24.7       19.0        78.0       22.0
 5/11/98  6/10/98           48.4    100.0          -          0.3        2.4        67.0       14.0
 4/30/98  11/2/98          379.3        -      100.0         40.0       52.4        62.2       37.8
 3/31/98  3/26/99           43.9        -      100.0         60.0       40.0        50.0          -
 3/27/98  7/15/98          324.5    100.0        0.0          1.7       14.5        79.9          -
 3/17/98  7/31/98          462.3        -      100.0         58.5       58.2        57.9       42.1
 3/16/98  11/5/98          166.6        -      100.0        (14.7)      (9.4)       43.3          -
 3/10/98  3/25/98           99.5        -      100.0            -          -        84.4          -
  3/5/98  5/20/98           93.0        -      100.0         15.1       22.1        69.7          -
  2/6/98  3/18/98          200.0        -      100.0         (5.9)         -        71.7          -
 1/29/98  1/29/98          309.1        -      100.0            -          -        41.8          -
 1/22/98  9/29/98          138.1        -      100.0         78.9       78.9        70.0          -
 1/20/98  4/16/98           53.1    100.0          -         12.5       16.7        61.0          -
  1/8/98  1/30/98           65.8        -      100.0         25.3       17.5        74.7          -
12/18/97  Pending          539.2    100.0          -          2.3        1.1        80.7       19.3
12/18/97       NA          107.6    100.0        0.0        325.8      288.2        82.1       17.9
10/20/97  6/24/98          340.8     50.0       50.0          8.1       31.6        44.6       55.4
 8/29/97 12/29/97          250.8        -      100.0          3.3        5.4        50.6       49.4
  7/9/97 12/23/97           31.6        -      100.0         21.5       21.5        66.9       33.1
 6/26/97 11/26/97        4,000.6        -      100.0         16.5       22.7        31.4       34.3
 6/20/97  3/30/98          774.7        -      100.0         16.5       18.8        34.0       33.0
 6/13/97  3/26/98           42.6        -      100.0         29.8       31.1        86.2        6.9
  6/2/97  7/15/97          172.7        -      100.0         11.5       26.0        66.8       33.2
 5/22/97  7/30/97           65.9        -      100.0         15.2       18.8        60.0       18.7
 5/14/97 11/18/97          403.9    100.0          -          7.6       13.3        41.6       49.4
  3/3/97  12/3/97           83.6    100.0                       -          -        83.0       17.0
 2/25/97   8/5/98          257.0        -      100.0         18.5       21.5        70.6       14.7
 1/28/97  5/21/97          242.6        -      100.0         60.0       60.0        44.6       43.7
 1/21/97   7/9/97          116.8        -      100.0         23.5       27.6        85.0       15.0
 1/13/97   9/4/97          322.5        -      100.0         18.5       12.1        65.7       34.3
12/17/96  7/16/97          796.9     47.0       53.0         12.8       15.3        59.5       40.5
11/27/96  3/27/97           53.6        -      100.0         21.3       26.7        64.5       35.5
10/14/96  5/31/94          117.4        -      100.0         29.1       36.3        49.0       51.0
10/13/96   4/6/94          122.5        -      100.0           NA       (5.9)       51.5       48.5

Source: Thompson Financial Securities Data

                                                                PROJECT GRISWOLD

                              Per Share     % Change                                                                        Deal
                           --------------
            Date           Initial  Final  From Initial                                                                    Value
   ----------------------
     Announced Completed    Price   Price     Offer      Acquiror Name                   Target Name                        ($M)
   -------------------------------------------------------------------------------------------------------------------------------
     10/10/96   11/27/96   $ 10.00 $ 10.00       -%      Renco Group Inc                 WCI Steel Inc                    $   56.5
     9/9/96     9/23/96          -   11.05       -       Highwoods Property              Crocker Realty Trust Inc             73.7
     8/8/96     9/17/96      41.00   41.00       -       Chemed Corp                     Roto-Rooter Inc                      88.3
     7/31/96    11/13/96      8.00    8.00       -       Monsanto Co                     Calgene Inc (Monsanto Co)            50.0
     5/27/96    2/16/97      17.00   19.50       -       Sandoz Ltd (Novartis)           SyStemix Inc                         76.2
     5/10/96    12/11/96     23.52   23.52    34.0       PXRE Corp                       Transnational Re Corp               130.5
     5/7/96     7/3/96       17.50   18.50     5.7       Orion Capital Corp              Guaranty National Corp               85.1
     4/8/96     8/16/96      55.00   55.00       -       AirTouch Communications         Cellular Communications Inc       1,606.5
     3/29/96    4/26/96      50.00   50.00       -       Equity Holdings Ltd             Great American Mgmt & Invt Inc       55.6
     1/26/96    5/31/96      25.80   25.80       -       NationsBank Corp                Charter Bancshares Inc               94.7
     10/18/95   11/28/95     11.75   11.75       -       Rhone-Poulenc Rover Inc         Applied Immune Sciences Inc          84.6
     9/26/95    12/21/95     14.00   15.25     8.9       SCOR SA                         SCOR SA Corp                         55.4
     8/25/95    1/2/96       70.00   70.00       -       Berkshire Hathaway Inc          GEICO Corp                        2,347.0
     7/14/95    12/11/95     18.00   20.00    11.1       COBE Laboratories (Gambro AB)   REN Corp-USA                        177.7
     5/19/95    12/6/95      36.50   40.50    11.0       BICSA                           Bic Corp                            212.6
     4/7/95     10/3/95     127.50  129.90     1.9       McCaw Cellular Commun (AT&T)    LIN Bdcstg                        3,323.4
     4/5/95     8/2/95       26.25   32.00    21.9       Club Mediterranee SA            Club Med Inc                        153.4
     2/27/95    8/31/95      22.50   23.25     3.3       Conseco                         CCP Insurance Inc                   273.7
     2/27/95    6/22/95      22.00   20.63       -       Conseco                         Bankers Life Holding Corp           458.5
     2/7/95     7/12/95      14.00   16.35    16.8       WMX Technologies Inc            Rust International Inc               50.5
     1/31/95    2/1/95           -   69.54       -       Sandoz AG                       Systemix Inc                         80.0
     1/18/95    8/9/95       26.00   29.00    11.5       Arcadian Crop                   Arcadian Partners LP                428.4
     12/28/94   4/28/95      20.00   20.00       -       Fleet Financial Group Inc       Fleet Mortgage Group Inc            188.1
     11/2/94    9/27/95      28.00   30.00     7.1       PacifiCorp                      Pacific Telecom                     159.0
     9/8/94     5/12/95      22.50   25.50    13.3       GTE Corp                        Contel Cellular Inc (Contel)        254.3
     8/24/94    3/24/95      14.00   15.75    12.5       Dole Food Co Inc                Castle & Cooke Homes Inc             81.5
     6/6/94     12/29/94     18.38   18.38       -       Ogden Corp                      Ogden Projects Inc                  110.3
     4/26/94    7/26/94       4.48    4.48       -       Burlington Resources Inc        Diamond ShamrocO Offshore            42.6
     2/17/94    9/15/94      84.75   84.75       -       EW Scripps (Edward Scripps Tr)  Scripps Howard Broadcasting Co      115.9
     1/7/94     2/23/94       7.65    7.65       -       Holderbank Financiere Glarus    Holnam Inc (Holdernam Inc)           51.7
     10/22/93   10/22/93     14.70   14.70       -       Manville Corp                   Riverwood International Corp         50.0
     9/20/93    12/10/93     48.00   46.00    (4.2)      Valley Fashions Corp            West Point-Pepperell Inc             66.3
     9/13/93    10/5/93      13.00    7.56   (41.8)      Blockbuster Entertainment Corp  Spelling Entertainment Inc          101.3
     3/22/93    5/7/93       25.00   30.00    20.0       New Marvel Holdings Inc         Marvel Entertainment Group Inc      300.0
     11/13/92   5/7/93       17.88   18.75     4.9       Rust International Inc          Brand Cas Inc                       185.0
     9/9/92     2/26/93      21.04   25.50    21.2       American Maize-Products Co      American Fructose Corp              130.3
     8/19/92    11/19/92     13.50   13.50       -       Investor Group                  FoxMeyer Corp (Natl Intergroup)      44.6
     8/17/92    12/31/92     14.72   25.78    75.1       Leucadia National Corp          PHLCORP Inc                         139.9
     3/2/92     7/14/92      16.50   19.00    15.2       WR Grace & Co                   Grace Energy Corp                    77.3
     2/6/92     7/30/92       6.00    7.25    20.8       Charter Co (American Financial) Spelling Entertainment Inc           43.0

                                                  Offer Premium      Held at
                                                -----------------
            Date                  %        %     1 Week   4 Week       Ann      Percent
   ----------------------
     Announced Completed        Stock    Cash     Prior    Prior       Date     Sought
   -------------------------------------------------------------------------------------
     10/10/96   11/27/96          -     100.0      29.0     77.8       84.5      15.5
     9/9/96     9/23/96           -     100.0       0.5      0.5       77.1      22.9
     8/8/96     9/17/96           -     100.0      20.6     19.7       54.9      45.1
     7/31/96    11/13/96          -     100.0      80.3     39.1       49.0       4.7
     5/27/96    2/16/97           -     100.0      69.5     59.2       73.0      27.0
     5/10/96    12/11/96      100.0         -      16.5      9.9       22.3      77.7
     5/7/96     7/3/96            -     100.0      15.6     22.3       49.5      30.7
     4/8/96     8/16/96           -     100.0       7.8      6.3       40.0      60.0
     3/29/96    4/26/96           -     100.0       4.2      3.6       87.9      12.1
     1/26/96    5/31/96       100.0         -      15.9     22.8       42.0      58.0
     10/18/95   11/28/95          -     100.0      51.6     38.2       46.0      54.0
     9/26/95    12/21/95          -     100.0      35.6     38.6       80.0      20.0
     8/25/95    1/2/96            -     100.0      23.1     25.3       52.4      47.6
     7/14/95    12/11/95          -     100.0      20.3     26.0       53.0      47.0
     5/19/95    12/6/95           -     100.0      12.5     28.6       78.0      22.0
     4/7/95     10/3/95           -     100.0       6.7      1.3       52.0      48.0
     4/5/95     8/2/95            -     100.0      39.9     44.6       67.0      33.0
     2/27/95    8/31/95           -     100.0      30.1     23.2       48.1      51.9
     2/27/95    6/22/95           -     100.0      21.4      6.0       63.2      36.8
     2/7/95     7/12/95           -     100.0      39.1     39.1       96.3       3.7
     1/31/95    2/1/95            -     100.0     315.2    303.1       60.0      11.6
     1/18/95    8/9/95            -      50.0      21.5     26.1       45.0      55.0
     12/28/94   4/28/95           -     100.0      18.5     18.5       81.0      19.0
     11/2/94    9/27/95           -     100.0      23.7     23.7       86.6      13.4
     9/8/94     5/12/95           -     100.0      37.8     36.0       90.0      10.0
     8/24/94    3/24/95           -     100.0      41.6     55.6       81.7      18.3
     6/6/94     12/29/94      100.0         -      17.6     20.5       84.2      15.8
     4/26/94    7/26/94           -     100.0      (0.4)     5.4       87.1      12.9
     2/17/94    9/15/94       100.0         -      13.0     13.0       86.0      14.0
     1/7/94     2/23/94           -     100.0      15.5      7.4       95.0       5.0
     10/22/93   10/22/93          -     100.0      12.0      8.9       80.5       1.0
     9/20/93    12/10/93          -     100.0     (19.8)   (19.8)      95.1       4.9
     9/13/93    10/5/93       100.0         -      (5.5)     0.8       50.3      20.9
     3/22/93    5/7/93            -     100.0      42.9     58.9       59.6      20.7
     11/13/92   5/7/93         30.0      70.0      13.6      4.9       55.8      44.2
     9/9/92     2/26/93       100.0         -      23.6     29.1       42.7      57.3
     8/19/92    11/19/92          -     100.0      18.7      1.9       66.5      10.4
     8/17/92    12/31/92      100.0         -      15.2     28.9       63.1      36.9
     3/2/92     7/14/92           -     100.0      21.6      7.8       83.4      16.6
     2/6/92     7/30/92           -         -      45.0     45.0       82.3      17.7

Source:  Thompson Financial Securities Data

                                                                PROJECT GRISWOLD

Summary of Equity Betas

   *      As of July 24, 2000
   *      Betas are estimated using weekly data

   ---------------------------------------------------------------------------------------------
                                                2-Year Beta                5-Year Beta

          Company                           Raw       Adjusted/(1)/     Raw        Adjusted/(1)/
   ----------------------               -----------  --------------   ---------  ---------------
   ---------------------------------------------------------------------------------------------
   Phoenix Investment Partners               0.52        0.70           0.52          0.70
   ---------------------------------------------------------------------------------------------


   Affiliated Managers Group                 1.56        1.39           1.37          1.27
   AMVESCAP PLC                              1.29        1.22           1.11          1.09
   BlackRock/(2)/                            0.99        1.01           0.99          1.01
   Eaton Vance                               0.83        0.90           0.67          0.80
   Federated Investors, Inc.                 0.55        0.72           0.53          0.71
   Franklin Resources                        1.48        1.34           1.49          1.35
   Gabelli Asset Management/(3)/             0.20        0.49           0.20          0.49
   John Nuveen                               0.42        0.63           0.38          0.60
   Neuberger Berman/(4)/                     0.50        0.68           0.50          0.68
   T. Rowe Price Associates                  1.70        1.49           1.77          1.54
   Waddell & Reed Financial                  0.85        0.92           0.90          0.95

   ---------------------------------------------------------------------------------------------
   Median, excluding Phoenix                             0.92                         0.95
                                                      ----------                   -------------
   Median, excluding Phoenix, BLK, GBL and NEU           1.07                         1.02
   ---------------------------------------------------------------------------------------------

   ____________________
   Source: SSB Financial Strategies Group
   (1) Adjusted to reflect a weighting with the market beta.
   (2) BLK's IPO was on October 1, 1999.
   (3) GBL's IPO was on February 1, 1999.
   (4) NEU's IPO was on October 7, 1999.

Notwithstanding the computed data, SSB believes that the equity beta for the asset management industry should be in the 1.1 - 1.2 range.

                                                                PROJECT GRISWOLD

Weighted Average Cost of Capital


   -----------------------------------------------------------------------------
                                                                Low       High
                                                              -------   --------
   Cost of Equity
   -----------------------------------------------------------------------------
   U.S. Risk Free Rate (10 Year U.S. Treasury)/(1)/            6.03%      6.03%

   Equity Market Risk Premium                                  5.50%      7.50%
   Equity Beta/(1)/                                            1.15       1.15
   -----------------------------------------------------------------------------
   Adjusted Equity Market Risk Premium                         6.33%      8.63%

   Cost of Equity                                             12.36%     14.66%


   Cost of Debt
   -----------------------------------------------------------------------------
   U.S. Risk Free Rate (10 Year U.S. Treasury)/(1)/            6.03%      6.03%
   Assumed Credit Spread                                       3.00%      3.00%
   -----------------------------------------------------------------------------
   Cost of Debt (Pretax)                                       9.03%      9.03%

   Effective Marginal Tax Rate/(2)/                           44.00%     44.00%
   -----------------------------------------------------------------------------
   Cost of Debt (Aftertax)                                     5.06%      5.06%


   Debt/Capitalization (Market)                               25.88%     25.88%


   Weighted Average Cost of Capital:                          10.47%     12.17%
   -----------------------------------------------------------------------------

   (1) As of 07/24/00.
   (2) Management estimates.